UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2014

Fund Adviser:

The Roosevelt Investment Group, Inc.

730 Third Avenue

23rd Floor

New York, NY 10017

Toll Free: (877) 322-0576

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

For the fiscal year ended November 30, 2014, the Roosevelt Multi-Cap Fund’s (“Fund”) Investor Class and Institutional Class produced total returns of 7.32% and 7.60%, respectively. The Fund underperformed relative to the 15.53% total return of the Russell 3000 Index, its benchmark, for the same period. One of the key factors behind the Fund’s underperformance during this time period was the market’s abrupt rotation out of growth stocks which commenced during March. We had an overweight position in growth holdings as compared with the benchmark, and the sharp rotation out of this group therefore detracted from our performance. Based on historical occurrences, we observed that such market shifts have at times persisted for prolonged periods. We therefore pared back on some our growth holdings, and reallocated the proceeds into value stocks.

From an attribution perspective, the Financial sector was our most challenging area. Two stocks accounted for nearly all of the weakness here, as Ocwen Financial declined by just over 33% and Nomura Holdings fell by 25.5%. In the case of the former, regulatory scrutiny has limited Ocwen’s ability to acquire mortgage servicing rights from large banks, which was a key tenet of our investment thesis. We have therefore exited the position. We believe that Nomura’s decline was less company specific and more a result of the overall weakness of the Japanese market during the first quarter of the year. This may have been a result of investor frustration that the Abe administration had yet to deliver material structural reforms, a frustration which we shared and was a key reason in our ultimate decision to sell the stock.

The Health Care sector was another area of relative weakness for us. While our holdings in aggregate gained 15.6%, this trailed the benchmark’s sector return of 26.2%. Pfizer and Biogen Idec were two of the Fund’s weaker holdings in the Health Care space. Pfizer gained just 1.65% during this period. We believe that the stock has been adversely impacted by recent measures taken by the Treasury Department to reduce the appeal of inversion transactions. As part of our investment thesis was that the company could benefit from such a transaction, we subsequently reduced the size of the holding. Biogen Idec generated a return of 5.75%. While not a particularly weak showing in the absolute, the stock lagged considerably behind the very strong benchmark sector return for the period. In our view, this holding was negatively impacted by the aforementioned market’s shift out of growth stocks that occurred earlier in the year.

The Fund performed best in the Consumer Staples space. Our holdings in this area in aggregate generated a return of 34.3%, besting the benchmark’s 17.2% sector return. Archer-Daniels-Midland was a strong holding for us, returning 33.6% over this period. The company has executed well and has successfully increased its returns on capital, in part by divesting certain non-core businesses. We believe that these actions were well received by the market.

Apple was our best performing individual holding. The stock returned 65.3% during this time period. Earnings and margins have been strong in recent quarters, in part due to the successful launches of the company’s new iPhone 6 and 6+ models.

Looking ahead, we hold a positive view on the market. The domestic economy has surpassed 3% growth in 4 of the past 5 quarters, giving credibility to the notion that we may finally be exiting the subpar expansionary period which has persisted in the aftermath of the financial crisis. This has helped the corporate sector to post solid profits, as third quarter earnings increased by over 8% compared with the prior year, well ahead of expectations coming into earnings season. Moreover, lower energy prices are likely boosting consumer spirits, which in turn could further support corporate profitability and economic output. Lastly, in aggregate global central banks remain highly accommodative. While the Federal Reserve may begin to raise interest rates at some point next year, central banks in China, Japan, and Europe have all recently taken significant easing actions, and we believe that there is likely more to come in this regard.

1

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the fiscal year ended November 30, 2014)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Investor Class	7.32%	10.81%	7.82%
S&P 500® Index**	16.86%	15.96%	8.06%
Russell 3000® Index**	15.53%	16.28%	8.32%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 31, 2014, were 1.25% of average daily net assets.

Total Returns*

(for the fiscal year ended November 30, 2014)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Institutional Class (a)	7.60%	11.11%	8.10%
S&P 500® Index**	16.86%	15.96%	8.06%
Russell 3000® Index**	15.53%	16.28%	8.32%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 31, 2014, were 1.00% of average daily net assets.

(a)

The Institutional Class commenced operations on October 16, 2012. This performance reflects the Fund’s Investor Class for periods prior to October 16, 2012. Unlike Institutional Class shares, Investor Class shares bear a 12b-1 fee of 0.25%. This difference is reflected in the performance information. Accordingly, had the Institutional Class of the Fund been operational for periods prior to October 16, 2012, the performance information would have been different as a result of lower annual operating expenses.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

2

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund – Investor Class,

the S&P 500® Index, and the Russell 3000® Index: (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund, the S&P 500® Index, and the Russell 3000® Index on November 30, 2004 and held through November 30, 2014. The performance of the Institutional Class of the Fund’s shares will be greater than or less than the line shown based on the differences in fees paid by shareholders investing in the different classes. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 3000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

FUND HOLDINGS—(Unaudited)

1As	a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE—(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

SUMMARY OF FUND’S EXPENSES—(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2014 to November 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund – Investor Class	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid for the Period June 1, 2014 – November 30, 2014*
Actual	$1,000.00	$1,058.90	$6.00
Hypothetical**	$1,000.00	$1,019.24	$5.88
*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund – Institutional Class	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period June 1, 2014 – November 30, 2014*
Actual	$1,000.00	$1,060.00	$4.71
Hypothetical**	$1,000.00	$1,020.50	$4.62
*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

5

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

COMMON STOCKS – 96.83%	Shares	Fair Value
Consumer Discretionary – 10.68%
ANN, Inc. *	60,851	$2,235,057
Darden Restaurants, Inc.	48,511	2,764,642
Dunkin’ Brands Group, Inc.	35,408	1,711,977
Home Depot, Inc./The	47,037	4,675,478
O’Reilly Automotive, Inc. *	10,367	1,894,466
Ralph Lauren Corp.	15,030	2,779,047
Toll Brothers, Inc. *	49,558	1,734,034

		17,794,701

Consumer Staples – 9.79%
Archer-Daniels-Midland Co.	74,349	3,916,705
Boston Beer Co., Inc./The – Class A *	7,694	2,023,291
CVS Caremark Corp.	55,969	5,113,328
Hershey Co./The	25,782	2,585,419
Wal-Mart Stores, Inc.	30,506	2,670,495

		16,309,238

Energy – 6.88%
Hess Corp.	29,992	2,187,317
Kinder Morgan, Inc.	149,879	6,197,506
Plains GP Holdings LP	60,292	1,566,386
Range Resources Corp.	23,030	1,511,919

		11,463,128

Financials – 19.08%
American International Group, Inc.	93,256	5,110,429
CIT Group, Inc.	69,445	3,388,916
CME Group, Inc.	46,579	3,942,447
Discover Financial Services	116,725	7,651,324
Morgan Stanley	137,054	4,821,560
Wells Fargo & Co.	126,077	6,868,675

		31,783,351

Health Care – 13.11%
Biogen Idec, Inc. *	10,304	3,170,438
Celgene Corp. *	35,677	4,056,118
Mallinckrodt PLC *	54,255	5,003,396
Merck & Co., Inc.	70,607	4,264,663
Pfizer, Inc.	152,052	4,736,420
Sarepta Therapeutics, Inc. *	36,039	610,501

		21,841,536

Industrials – 10.59%
FANUC Corp. ADR	94,830	2,665,671
Flowserve Corp.	37,191	2,189,434

See accompanying notes which are an integral part of the financial statements.

6

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

COMMON STOCKS – 96.83% – continued	Shares	Fair Value
Industrials – 10.59% – continued
Kansas City Southern	39,151	$4,656,620
Lockheed Martin Corp.	18,777	3,596,922
Raytheon Co.	16,511	1,761,724
Southwest Airlines Co.	66,047	2,762,085

		17,632,456

Information Technology – 15.26%
Apple, Inc.	63,271	7,524,820
Facebook, Inc. – Class A *	48,506	3,768,916
Microchip Technology, Inc.	40,341	1,821,396
Microsoft Corp.	114,214	5,460,571
NXP Semiconductor NV *	39,135	3,045,094
Visa, Inc. – Class A	14,745	3,807,011

		25,427,808

Materials – 6.20%
Alcoa, Inc.	149,767	2,589,471
EI du Pont de Nemours & Co.	24,087	1,719,812
Lyondellbasell Industries NV – Class A	39,106	3,083,899
Sherwin-Williams Co./The	11,995	2,937,096

		10,330,278

Real Estate Investment Trusts – 3.15%
Equity Commonwealth	62,585	1,591,537
Ventas, Inc.	51,125	3,657,994

		5,249,531

Utilities – 2.09%
NextEra Energy, Inc.	33,256	3,471,594

TOTAL COMMON STOCKS (Cost $133,039,135)		161,303,621

Exchange-Traded Notes – 1.00%
ETRACS Alerian MLP Infrastructure Index ETN	39,203	1,670,048

TOTAL EXCHANGE-TRADED NOTES (Cost $1,724,042)		1,670,048

Money Market Securities – 2.53%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.09% (a)	4,221,217	4,221,217

TOTAL MONEY MARKET SECURITIES (Cost $4,221,217)		4,221,217

TOTAL INVESTMENTS – 100.36% (Cost $138,984,394)		167,194,886

See accompanying notes which are an integral part of the financial statements.

7

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Fair Value

Liabilities in Excess of Other Assets – (0.36)%	$(601,462)

TOTAL NET ASSETS – 100.00%	$166,593,424

(a)	Rate disclosed is the seven day yield as of November 30, 2014.

*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

8

ROOSEVELT MULTI-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

Assets
Investments in securities at fair value (cost $138,984,394)	$167,194,886
Receivable for fund shares sold	129,529
Dividends receivable	256,639
Tax reclaims receivable	1,225

Total Assets	167,582,279

Liabilities
Payable for fund shares redeemed	28,654
Payable for investments purchased	819,464
Payable to Adviser	122,879
Accrued 12b-1 fees – Investor class	17,775
Payable to trustees	83

Total Liabilities	988,855

Net Assets	$166,593,424

Net Assets consist of:
Paid-in capital	$112,360,707
Accumulated undistributed net investment income	434,836
Accumulated undistributed net realized gain from investment transactions	25,587,389
Net unrealized appreciation on investments	28,210,492

Net Assets	$166,593,424

Net Assets: Investor Class	$86,626,989

Shares outstanding (unlimited number of shares authorized, no par value)	4,459,506

Net asset value, offering and redemption price per share	$19.43

Net Assets: Institutional Class	$79,966,435

Shares outstanding (unlimited number of shares authorized, no par value)	4,075,999

Net asset value, offering and redemption price per share	$19.62

See accompanying notes which are an integral part of the financial statements.

9

ROOSEVELT MULTI-CAP FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $12,067)	$2,261,820

Total investment income	2,261,820

Expenses
Investment Adviser fee	1,569,789
12b-1 fee – Investor class	241,549
Trustee expenses	14,971
Overdraft fees	675

Total expenses	1,826,984

Net investment income	434,836

Net Realized and Unrealized Gain on Investments
Long term capital gain dividends from investment companies	59,074
Net realized gain on investment securities transactions	25,844,656
Net change in unrealized appreciation of investment securities	(14,002,335)

Net realized and unrealized gain on investments	11,901,395

Net increase in net assets resulting from operations	$12,336,231

See accompanying notes which are an integral part of the financial statements.

10

ROOSEVELT MULTI-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$434,836	$137,695
Net realized gain on investment securities transactions	25,903,730	18,904,387
Net change in unrealized appreciation of investment securities	(14,002,335)	19,831,925

Net increase in net assets resulting from operations	12,336,231	38,874,007

Distributions
From net investment income – Investor Class	–	(457,788)
From net investment income – Institutional Class	–	(860)
From net realized gains – Investor Class	(11,539,367)	(1,106,248)
From net realized gains – Institutional Class	(7,097,847)	(673,945)

Total distributions	(18,637,214)	(2,238,841)

Capital Transactions – Investor Class
Proceeds from shares sold	16,625,688	33,118,118
Reinvestment of distributions	10,246,470	1,327,446
Amount paid for shares redeemed	(49,439,881)	(117,479,108)

Total Investor Class	(22,567,723)	(83,033,544)

Capital Transactions – Institutional Class
Proceeds from shares sold	26,845,204	67,890,873
Reinvestment of distributions	5,238,209	498,594
Amount paid for shares redeemed	(20,683,136)	(2,168,988)

Total Institutional Class	11,400,277	66,220,479

Net decrease in net assets resulting from capital transactions	(11,167,446)	(16,813,065)

Total Increase (Decrease) in Net Assets	(17,468,429)	19,822,101

Net Assets
Beginning of period	184,061,853	164,239,752

End of period	$166,593,424	$184,061,853

Accumulated undistributed net investment income included in net assets at end of period	$434,836	$–

Share Transactions – Investor Class
Shares sold	890,839	1,823,992
Shares issued in reinvestment of distributions	552,967	70,502
Shares redeemed	(2,665,510)	(6,219,666)

Total Investor Class	(1,221,704)	(4,325,172)

Share Transactions – Institutional Class
Shares sold	1,437,596	3,427,564
Shares issued in reinvestment of distributions	280,570	24,670
Shares redeemed	(1,101,032)	(109,230)

Total Institutional Class	617,134	3,343,004

Net decrease in shares outstanding	(604,570)	(982,168)

See accompanying notes which are an integral part of the financial statements.

11

ROOSEVELT MULTI-CAP FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Selected Per Share Data:
Net asset value, beginning of period	$20.09	$16.23	$15.99	$16.45	$14.45

Income from investment operations:
Net investment income (loss)	0.03	0.01 (a)	0.03	(0.03)	0.01
Net realized and unrealized gain (loss)	1.34	4.10	1.69	(0.42)	2.03

Total from investment operations	1.37	4.11	1.72	(0.45)	2.04

Less distributions to shareholders:
From net investment income	–	(0.05)	–	(0.01)	(0.04)
From net realized gain	(2.03)	(0.20)	(1.48)	–	–

Total distributions	(2.03)	(0.25)	(1.48)	(0.01)	(0.04)

Net asset value, end of period	$19.43	$20.09	$16.23	$15.99	$16.45

Total Return (b)	7.32%	25.37%	11.87%	(2.75)%	14.12%

Ratios and Supplemental Data:
Net assets, end of period (000)	$86,627	$114,119	$162,359	$150,378	$194,342
Ratio of expenses to average net assets	1.16%	1.16%	1.25%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	0.13%	0.06%	0.17%	(0.13)%	0.08%
Portfolio turnover rate	87%	86%	116%	150%	122%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

12

ROOSEVELT MULTI-CAP FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended November 30, 2014	Year Ended November 30, 2013	Period Ended November 30, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$20.22	$16.24	$16.17

Income from investment operations:
Net investment income (loss)	0.07	0.12 (b)	0.02	(b)
Net realized and unrealized gain (loss)	1.36	4.07	0.05

Total from investment operations	1.43	4.19	0.07

Less distributions to shareholders:
From net investment income	–	(0.01)	–
From net realized gain	(2.03)	(0.20)	–

Total distributions	(2.03)	(0.21)	–

Net asset value, end of period	$19.62	$20.22	$16.24

Total Return (c)	7.60%	25.77%	0.43	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$79,966	$69,942	$1,881
Ratio of expenses to average net assets	0.91%	0.91%	0.91	%(e)
Ratio of net investment income (loss) to average net assets	0.40%	0.64%	1.62	%(e)
Portfolio turnover rate	87%	86%	116	%(d)

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of the financial statements.

13

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2014

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (“Roosevelt” or the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 21, 2001; and Institutional Class shares were first offered to the public on October 16, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in

Note 3.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes

14

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out “FIFO” accounting method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such reclassifications for the year ended November 30, 2014.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value

15

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, and exchange-traded notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities are categorized as Level 1 securities.

Fixed income securities, such as U.S. government securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels,

16

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$161,303,621	$—	$—	$161,303,621
Exchange-Traded Notes	1,670,048	—	—	1,670,048
Money Market Securities	4,221,217	—	—	4,221,217
Total	$167,194,886	$—	$—	$167,194,886
*	Refer to the Schedule of Investments for industry classifications.

17

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the year ended November 30, 2014.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended November 30, 2014, the Adviser earned $1,569,789 from the Fund for its advisory services. At November 30, 2014, the Fund owed the Adviser $122,879 for these services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Investor Class in connection with the promotion and distribution of Investor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the year ended November 30, 2014, the Fund accrued 12b-1 fees for the Investor Class of $241,549 of which $17,775 was unpaid at November 30, 2014.

18

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 5. INVESTMENTS

For the year ended November 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$—
Other	143,861,023
Sales
U.S. Government Obligations	$—
Other	169,825,334

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2014, there were no beneficial owners.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$30,280,328
Gross depreciation	(2,175,179)

Net appreciation on investments	$28,105,149

At November 30, 2014, the aggregate cost of securities for federal income tax purposes was $139,089,737.

The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013 is as follows:

	2014	2013
Ordinary Income	$—	$393,878
Long-term capital gain	18,637,214	1,844,963

Total distributions paid	$18,637,214	$2,238,841

19

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

At November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$434,836
Undistributed long-term capital gains	25,692,732
Net unrealized appreciation	28,105,149

$54,232,717

At November 30, 2014, the difference between book basis and tax-basis unrealized appreciation is primarily attributable to wash sale losses.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2014, that would merit recognition or disclosure in the financial statements. Based upon this evaluation, on December 29, 2014, the Investor Class paid an income distribution of $0.049627 per share and the Institutional Class paid an income distribution of $0.102868 per share to shareholders of record. The Fund paid a long-term capital gain distribution of $2.784893 per share to shareholders of record.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Roosevelt Multi-Cap Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2015

21

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

22

Independent Trustees – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a non-depository trust company, since 2008; Advisors Charitable Gift Fund, a donor advised fund, since May 2005; Northeast Retirement Services, Inc., a provider of custom transfer agency and plan accounting services for retirement plans, nonprofits and investment managers, since February 2003; and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present (on leave)	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012

23

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

24

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2014 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2014, the Fund designated $18,637,214 as long-term capital gain distributions.

25

MANAGEMENT AGREEMENT RENEWAL—(Unaudited)

The Roosevelt Multi-Cap Fund (the “Roosevelt Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Roosevelt Fund and, as required by law, determines annually whether to approve the continuance of the Roosevelt Fund’s management agreement with its investment adviser, The Roosevelt Investment Group, Inc. (“Roosevelt”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Roosevelt, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2014 via teleconference to consider the renewal of the management agreement between the Trust and Roosevelt on behalf of the Roosevelt Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to Roosevelt requesting information that the Board likely would consider in renewing the management agreement, and Roosevelt’s responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) Roosevelt’s commentary discussing the Roosevelt Fund’s performance over the twelve-months ended May 31, 2014, factors affecting this performance, and why the performance varied from that of the Roosevelt Fund’s benchmark; (d) a schedule of the Roosevelt Fund’s investments as of May 31, 2014; (e) a memorandum prepared by the Administrator comparing the Roosevelt Fund’s performance returns to those of its benchmark, Lipper Category Average, and peer group for the year-to-date, three-month, one-, three-, five- and ten-year periods ended May 31, 2014; comparing the Roosevelt Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Roosevelt Fund performance and volatility information as reported by Morningstar; (f) information provided by Roosevelt regarding the composite performance of, and management fees charged to, separately managed and private client accounts managed by Roosevelt using an investment strategy that is comparable to the strategy used to manage the Roosevelt Fund; (g) a profitability analysis of the management agreement prepared by Roosevelt; (h) a soft dollar report for the Roosevelt Fund prepared by Roosevelt; (i) Roosevelt’s balance sheet as of May 31, 2014, and income statement for the year-to-date period ended May 31, 2014; (j) a copy of the management agreement between the Trust and Roosevelt on behalf of the Roosevelt Fund; (k) an article regarding mutual fund adviser median profit margins in 2011, reporting on a Lipper Investment Management Profitability Analysis; and (l) a report from the Trust’s Chief Compliance Officer summarizing his review of Roosevelt’s compliance policies and procedures. After discussing the materials, the Committee contacted Roosevelt’s Chief Compliance Officer, who also serves as Roosevelt’s General Counsel and Chief Administrative Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on August 10 – 11, 2014, the Trustees approved the continuation of the Trust’s management agreement with Roosevelt on behalf of the Roosevelt Fund for an additional year. The Trustees’ approval of the Roosevelt Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees reviewed Roosevelt’s responses regarding the resources provided to the Roosevelt Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Roosevelt Fund’s assets. The Trustees determined that Roosevelt’s resources appear adequate, and specifically noted that Roosevelt continues to provide the services and support of various administrative and professional staff, including a chief compliance officer and five portfolio managers. The Trustees noted Roosevelt’s representation that it was not proposing any changes to the level of services provided to the Roosevelt Fund.

26

MANAGEMENT AGREEMENT RENEWAL—(Unaudited)

(ii)	Fund Performance – The Trustees reviewed and discussed the performance of the Roosevelt Fund for periods ended May 31, 2014. The Trustees considered that both Roosevelt Fund share classes underperformed the Roosevelt Fund’s benchmarks, the Russell 3000 and S&P 500 Indices, and the peer group average and median over the one-year period, while Investor Class shares underperformed the benchmarks and peer group mean and average over the three-and five-year periods (because Institutional Class shares are relatively new, three-, five- and ten-year returns were not yet available). The Trustees also noted that while Investor Class shares slightly underperformed the peer group average and median over the longer ten-year period, Investor Class shares slightly outperformed the benchmarks for the ten-year period. The Trustees considered Roosevelt’s explanation that much of the Roosevelt Fund’s underperformance over the past year is a result of its overexposure to growth stocks, which fell out of favor in the market around March of 2014, and poor stock selection in the Consumer Discretionary and Industrial sectors. The Trustees also noted Roosevelt’s explanation that the Roosevelt Fund’s risk management strategy further attributed to recent underperformance, as the strategy’s use of securities designed to correlate negatively with the equity markets hurt performance as equity markets rallied.

The Trustees considered Roosevelt’s representation that it uses an investment strategy to manage private client group assets and separately managed accounts that is similar to the strategy it uses to manage the Roosevelt Fund. The Trustees reviewed composite returns for the private client group and separately managed accounts, as provided by Roosevelt, and noted that the Roosevelt Fund slightly outperformed the separately managed accounts composite while underperforming the private client group composite.

(iii)	Fee Rate and Profitability – The Trustees considered that the Roosevelt Fund’s advisory fee is higher than the average and median advisory fee of its peer group. The Trustees noted, however, that unlike most mutual funds, the Roosevelt Fund has a “universal fee” structure, which means Roosevelt pays for most of the Roosevelt Fund’s operating expenses out of its management fee. The Trustees considered that the Roosevelt Fund’s total expense ratio is only slightly higher than the peer group average and median for similarly sized funds, and lower than the overall peer group average and median.

The Trustees next considered information presented by Roosevelt concerning the advisory fee it charges to other client accounts that are managed in a style similar to the Roosevelt Fund. The Trustees noted that smaller accounts managed by Roosevelt were charged an advisory fee that is higher than the fee paid by the Roosevelt Fund, while larger accounts are charged a lower advisory fee. The Trustees considered Roosevelt’s explanation that its responsibilities with respect to the Roosevelt Fund are more extensive and time consuming than with respect to its other client accounts. The Trustees next reviewed a profitability analysis prepared by Roosevelt, which showed that whether or not marketing expenses are deducted, Roosevelt is realizing a profit as a result of managing the Roosevelt Fund. The Trustees determined that this profit was not excessive.

The Trustees considered other potential benefits that Roosevelt may receive in connection with its management of the Roosevelt Fund. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Roosevelt Fund along with other Roosevelt advisory clients. The Trustees noted that Roosevelt directs the Roosevelt Fund’s brokerage transactions to brokers who provide such research services, and considered Roosevelt’s report with respect to these transactions and Roosevelt’s representation that the research services are allocated to the benefit of all advisory clients, including the Roosevelt Fund.

(iv)

Economies of Scale – In determining the reasonableness of the advisory fee, the Trustees also considered whether economies of scale will be realized by Roosevelt as the Roosevelt Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees reviewed information provided by Roosevelt

27

MANAGEMENT AGREEMENT RENEWAL—(Unaudited)

concerning the profit realized by Roosevelt in connection with its management of the Roosevelt Fund, and concluded that, at current asset levels, it did not appear that Roosevelt had begun to realize any significant economies of scale from managing the Roosevelt Fund. The Trustees considered Roosevelt’s explanation that it would consider instituting breakpoints in its management fee as the Roosevelt Fund grows. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances – e.g., the growth of the Roosevelt Fund – may render it appropriate to do so.

*        *        *         *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Roosevelt on behalf of the Roosevelt Fund for an additional year.

28

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Joseph L. Rezabek, Senior Vice President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

The Roosevelt Investment Group, Inc.

317 Madison Avenue, Suite 1004

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

29

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Symons Value Institutional Fund

Annual Report

November 30, 2014

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS INSTITUTIONAL FUNDS

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Symons Institutional Funds. Symons Capital Management, Inc. (SCM) constantly strives both to produce superior positive long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2014, the Symons Value Institutional Fund’s (SAVIX) one-year return was 10.55% versus the Russell 3000 Value Index return of 14.60%. Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2014, the Fund has an annualized return of 6.73% versus the Russell 3000 Value Index return of 5.55%. The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE

We have had quite an economic policy stew of surprises over the past year. The last few years have shown that the Fed’s Zero Interest Rate Policy (ZIRP) has not produced the Fed-assured strong economic rebound. More recently, the Fed’s reduction in its Quantitative Easing (QE) Treasury and mortgage bond purchases has not produced the Wall Street-assured higher interest rates. It is surprisingly hard to predict the future, and it is our constant job to manage the evolving range of possible future risks.

We constantly look at risk in numerous ways. From the viewpoint of the big picture, there are two main risks in the investment world: the risk of losing money and the risk of missing opportunity. You can’t eliminate both risks but you can constantly compromise between the two, making adjustments (such as holding some cash or tilting toward high quality stocks). Weighing probabilities and the magnitude of possible outcomes is a big part of what we do as risk managers. During bull markets, when stock values tend to be elevated, there actually is a greater long-term risk of losing money. Nevertheless, people tend to focus on ignoring that risk in order to keep from missing emotionally perceived opportunity. In bear markets, when stock values are low and people are trying to avoid further losses, the real risk consists of missing opportunity. It is a never-ending tension. Price increases excite investors and encourage them to buy without thinking about downside risk, while price declines worry investors into selling without thinking about possible long-term buying opportunities. In other words, as stock prices appreciate people tend to expand their risk tolerance, even though the higher prices tend to increase the risk of loss. While stock prices decline people tend to expand their risk aversion, even though the lower prices tend to increase the long-term buying opportunity. Overall it takes both caution and patience to be a successful full market cycle investor – caution in bull markets and patience in bear markets.

The topic of holding cash (or not) is complicated and tends to become important when the market is rising and people forget about risk. In up markets a high-cash portfolio likely will underperform a low-cash portfolio. The reverse is true in down markets. While markets generally spend more time going up than going down, market often takes the stairs up and the elevator down. Over the past 15 years markets have gone up far less than historical averages and for the third time in 15 years we are faced with a market that is expensive on a fundamental valuation basis. When you look at full market cycles, holding cash can appear to be wrong for most of the period but right in the end.

2000 was a good example, which in hindsight turned out to be a major market peak. The market had been so bullish for so long that many serious investment commentators suggested that stock market expectations perhaps should be 12% a year rather than the traditional 10% or 9%. The same changing viewpoint happens with cash. Put differently, what lessons should we take from a half-completed market cycle in 2000, 2007, or perhaps in 2014?

Based on our recent research, we now consider a wider array of factors in managing cash levels, with the idea that over time we will have lower cash positions for longer periods of time. Thus, going forward, our plan is to have lower average cash holdings over time, though we are still willing to have cash positions as high as we have in the past. Done correctly, this could enhance our returns, particularly our risk-adjusted returns.

1

THE IMPACT OF STOCK MARKET LOSSES

Portfolio Gain Required to Breakeven After a Loss

The above chart shows the gain required to offset losses from 0% to 90%. In the chart, losses are indicated on the horizontal axis – from 0% to 90%. The blue line shows the gain needed to offset each loss – measured on the vertical axis. As you may already know, for example it takes a 25% gain to recover from a 20% loss. For comparison, the red line shows the size of the loss in order to emphasize the difference between the size of the loss and the gain required to offset it. Again, this is rudimentary but easy for individuals to understand. The easiest way to think about this is to imagine that the value of your holdings dropped from $20,000 to $10,000 – a 50% decrease. A 50% increase from $10,000 would only get you back to $15,000; you would need a 100% increase to get you back to $20,000.

The fact that you lost $10,000 does mean that you need to gain $10,000 to break even – as you would expect. However, this $10,000 required gain must be measured against the new starting asset base of $10,000 rather than the original $20,000 portfolio. As a result, the required percentage gain is ($10,000/$10,000) = 100%.

In simplistic terms, this is precisely how SCM makes money for clients over the long-term, by losing less in a down market. It pays to be cautious. If you lose 1% of your investment, it only takes a 1.01% increase to recover. If you lose 10%, it only takes an 11.11% gain to recover. However, as you can see from the chart, this is not a linear equation. The larger the loss, the larger the difference between the percentage loss and the percentage gain required to recover. The larger the gain needed, the larger the risk taken to achieve the larger return. In addition, the closer your loss gets to 100%, the closer the required offsetting gain gets to infinity. As a result, it is especially important to avoid large losses.

2

THE ECONOMY AND INVESTMENT MARKETS

Economic activity is not disastrous, but it is no better than weak, whether looking at GDP, unemployment or real wage growth. What is particularly concerning is the continued growth of debt needed to prop up the weak economy. Some increases in government debt are caused by steady increases in transfer payments such as disability, unemployment and welfare, whose funds are part of the foundation of the consumer-driven economy. Similarly, households with jobs, but living mostly paycheck to paycheck, take on more debt to maintain their desired standard of living. This government and household debt-supported economic activity can continue only so long as no one asks how these steadily increasing debt burdens will be repaid.

The current expensive market has persisted for much longer than experienced in prior market cycles. The Fed’s ZIRP has driven shorter-term interest rates close to zero, depriving investors of typical safe fixed income returns and driving them toward seeking desired returns in riskier assets, particularly stocks. Low rates punish savers and cause them to seek yield by moving funds to more speculative investments. The common view is that zero interest rates provide investors with no choice but to buy stocks, regardless of risks.

To help to maintain investment caution and patience, it is helpful to remember how downturns usually unfold. It is rare for a downturn to happen in one fell swoop. Rather, they usually occur with sharp downturns followed by repeated upward spikes and subsequent downturns. The 2007-2009 Bear Market encompassed nine downturns and eight upturns before the bottom was really “in,” and three of the eight upturns even exceeded the prior peak – before turning down yet again.

We continue to see broad ranging economic and market concerns. We see flattening corporate revenue and earnings, increasing volatility across financial markets, weak job markets, weak consumer disposable income, growing federal, state and local government deficits, and doubtful creditworthiness of many sovereign nations around the world.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

At SCM, we strive for both long-term absolute returns and relative returns with a focus on risk-management and downside protection over a full market cycle. In short, we consider ourselves risk managers. We try to straddle the line between relative and absolute performance. When valuations are cheap, we are happy to focus on being relative managers, but when valuations make the market dangerous on average (in our opinion the last five years) we tend to get more cautious. Regarding cash in the portfolio: When there is a lack of investments that satisfy our criteria for absolute valuation and return possibilities, cash will build as we await better opportunities. Cash, or liquidity, is the residual of investment opportunity. We do not set out on our investment thesis with a particular cash level in mind. Thus, cash levels are a residual of actually having a disciplined investment process to which we adhere. For SCM, we use cash as a risk management tool.

The road ahead rarely goes in a straight line and 2014 is a good example of that fact. On the one hand, since the economy peaked in the third quarter of 2013, we have had the economic slowing we expected, which led to interest rates declining and utilities doing well. But hope among many investors for an improved economy has continued. While slow growth sectors and defensive names have generally done well, higher growth sectors like retail and industrials showed renewed strength in the third quarter on some interim positive economic news. In addition, momentum stocks with low- or no-earnings have continued to generally outperform the market. There have been lots of zigs and zags, with much for us to consider.

At a macro level, we are constantly considering whether growth is slowing or increasing; whether inflation is heading up or down; whether the dollar is getting stronger or weaker. Those are all contentious questions. We are comfortable with our view that growth remains weak. Our belief is that in a weak growth economy with weak corporate revenue and earnings growth, high quality stocks with good dividends should hold up better.

3

At a fundamental level, we look at what makes sense in a risk/reward fashion. We look for a path that both makes sense and is not too risky in the environment we see. This often is a path that appears to be unappealing to others. But if the path you prefer is something “everyone” agrees is a good idea, you probably should get ready to underperform.

To be more concrete, one interesting area is inflation and its various possibilities, which includes the strength of the dollar in foreign exchange. Early in 2014 the dollar was declining and so the cost of goods priced in dollars, such as commodities, was increasing. But over the past two-plus months the dollar has been soaring at a rate not seen since 1987. At this point, if history is a guide, we should see some snap-back, or retracement, in the value of the dollar in foreign exchange. We will see what the dollar movement looks like, and go from there.

Generally, when the dollar is weakening, or the central bank (the Fed) is engaged in policy actions such as ZIRP which tend to weaken the dollar, we should expect to see more signs of inflation. Why has the dollar recently been soaring? The most obvious reason is talk from the European Central Bank (ECB) about how they want to weaken the Euro by cutting their interest rates and engaging in their own form of QE, thereby strengthening the dollar. If we thought the dollar was getting stronger because the economy was improving, we would be inclined to get out of stocks like utilities and into stocks like retail. But we don’t see an acceleration of economic growth and so we expect interest rates, and inflation, to remain low – as has been the predominant, and surprising, trend in 2014.

PERFORMANCE

The Symons Institutional Value Fund is an actively managed Fund and will not correspond or track our relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that beat our benchmark over full market cycles.

The Symons Institutional Value Fund performed as expected versus the respective benchmark and peer group for the fiscal year ended November 30, 2014. Simply put, the Fund’s underperformance can be attributed to its elevated cash levels and minimal exposure to the Financial and Cyclical Sectors, which provided a good deal of drag on performance in this frothy market. In our view, the Fund holding cash is a by-product of an overvalued market where we feel equities are fully priced, and we are not willing to take on additional risk just to be in the market and/or fully invested. Having said that, our outlook and cash position could change quickly given any meaningful market correction.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. It is common for us to purchase a stock that subsequently declines in price for a period of time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate patience if the market for a stock doesn’t immediately go our way. As we try to articulate to every shareholder, we get paid to manage risk.

In the Symons Value Institutional Fund, the long-term plan (as always) is first to manage risk and second to make money over a full market cycle. This means that we have a long-term view of what opportunities are consistent with the strategy’s cautious capital appreciation focus. We likely will continue to hold some cash in the Fund until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term. At that time, we will look to invest quickly and reduce our cash, for a longer period of time.

FOR THE FUTURE

Remember the highly popular, sure-thing technology stocks from 15 years ago and the financial services stocks from seven years ago? We do. Symons Capital is a risk manager, and one of the riskiest things you can do is to

4

overpay for an asset, regardless of its quality. What we seek are opportunities where we can get lower prices, and so have a margin of safety. That is what risk-controlled investing is all about.

While risk equates with actual loss only when something bad happens, we never know in advance precisely when risk management will really matter. And so we want to be conscious of risk controls even when nothing bad happens and losses do not occur. The fact that your home didn’t burn down doesn’t mean it was a bad idea to have casualty insurance. While risk management may reduce returns in an up market, it also increases the likelihood of long-term success over full market cycles. Risk management always matters, and sometimes it really matters. That was true in 2000 and in 2008; it may also be true in 2015 but we don’t know for sure. We cannot avoid risk, but we can work hard to control risk in an effort to preserve capital and build sustainable wealth.

Risk management matters. We believe that growth continues to slow, inflation (along with the strength of the dollar) is in flux, and Fed policy is tightening with the termination of QE. All of this supports investing in defensive stocks such as utilities and consumer staples, which often provide relatively high dividends. Beyond utilities and staples, we also find attractive individual securities that have a steady business, which generally includes our technology and health care holdings. Finally, from time to time we are able to identify an individual security that we find attractive on its own valuation merits, a stock with some business concerns we judge are more than discounted in the price and so provide a margin of safety. Overall, expensive markets are a tricky time to be an investor and all of the ZIRP and QE government interference make the current market ever harder. That said, we have a plan and believe we are relatively well equipped to deal with what looks to us like a stressed market.

Sincerely,

Colin E. Symons, CFA	Michael P. Czajka

Chief Investment Officer	Chief Executive Officer

5

INVESTMENT RESULTS – (Unaudited)

	Total Returns* (for the periods ended November 30, 2014)
		Average Annual Returns
	1 Year	5 Year	Since Inception (December 22, 2006)
Symons Value Institutional Fund	10.55%	10.27%	6.73%
Russell 3000 Value Index**	14.60%	15.66%	5.55%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 31, 2014, were 1.36% of average daily net assets (1.24% after fee waivers/expense recaptures by the Adviser), which includes Acquired Fund Fees and Expenses of 0.03%. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 3000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

6

INVESTMENT RESULTS – (Unaudited)

Comparison of a $10,000 Investment in the Symons Value Institutional Fund and

the Russell 3000 Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2014. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

7

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2014 to November 30, 2014.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period* June 1, 2014 – November 30, 2014
Actual	$1,000.00	$1,025.90	$6.15
Hypothetical **	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

9

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

COMMON STOCKS – 81.51%	Shares	Fair Value
Agricultural Products – 1.02%
Ingredion, Inc.	11,685	$972,543

Biotechnology – 1.41%
Amgen, Inc.	8,110	1,340,664

Brewers – 1.56%
Ambev SA ADR	226,160	1,481,348

Coal & Consumable Fuels – 2.05%
Cameco Corp.	104,940	1,950,835

Electric Utilities – 8.70%
Duke Energy Corp.	38,640	3,125,976
Entergy Corp.	25,210	2,115,119
PPL Corp.	85,359	3,032,805

		8,273,900

Gold – 1.44%
Goldcorp, Inc.	49,890	979,840
Sibanye Gold Ltd. ADR	56,175	385,922

		1,365,762

Health Care Services – 2.49%
Express Scripts Holding Co. *	28,450	2,365,618

Household Products – 4.87%
Procter & Gamble Co.	51,240	4,633,633

Integrated Telecommunication Services – 6.54%
AT&T, Inc.	71,850	2,542,053
Orange SA ADR	210,320	3,678,497

		6,220,550

Leisure Products – 2.04%
Hasbro, Inc.	32,840	1,944,128

Multi-Utilities – 7.71%
Alliant Energy Corp.	32,820	2,063,393
Consolidated Edison, Inc.	49,930	3,153,080
PG&E Corp.	41,830	2,112,415

		7,328,888

Oil & Gas Drilling – 1.65%
Transocean Ltd.	74,500	1,565,245

Oil & Gas Exploration & Production – 4.28%
Anadarko Petroleum Corp.	21,900	1,733,385
Chesapeake Energy Corp.	115,470	2,339,422

		4,072,807

See accompanying notes which are an integral part of these financial statements.

10

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

COMMON STOCKS – 81.51% – continued	Shares	Fair Value
Packaged Foods & Meats – 14.33%
Campbell Soup Co.	82,290	$3,726,091
ConAgra Foods, Inc.	94,970	3,468,304
Hershey Co./The	33,990	3,408,517
Kellogg Co.	29,820	1,975,575
Kraft Foods Group, Inc.	17,500	1,052,975

		13,631,462

Pharmaceuticals – 3.00%
Novo-Nordisk A/S ADR	42,520	1,932,959
Teva Pharmaceutical Industries Ltd. ADR	16,175	921,652

		2,854,611

Precious Metals & Minerals – 2.37%
Silver Wheaton Corp.	113,310	2,257,135

Soft Drinks – 3.47%
PepsiCo, Inc.	32,970	3,300,297

Systems Software – 4.40%
CA, Inc.	67,000	2,087,050
Oracle Corp.	49,350	2,092,934

		4,179,984

Tobacco – 4.20%
Philip Morris International, Inc.	45,990	3,997,911

Wireless Telecommunication Services – 3.98%
Rogers Communications, Inc.	94,160	3,788,998

TOTAL COMMON STOCKS (Cost $65,831,155)		77,526,319

REAL ESTATE INVESTMENT TRUSTS – 3.57%
Digital Realty Trust, Inc.	34,500	2,424,315
Senior Housing Properties Trust	43,080	970,592

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,793,177)		3,394,907

MONEY MARKET SECURITIES – 15.16%
Fidelity Institutional Money Market Treasury Only – Class I, 0.01% (a)	14,415,733	14,415,733

TOTAL MONEY MARKET SECURITIES (Cost $14,415,733)		14,415,733

TOTAL INVESTMENTS – 100.24% (Cost $83,040,065)		95,336,959

Liabilities in Excess of Other Assets – (0.24)%		(229,678)

TOTAL NET ASSETS – 100.00%		$95,107,281

(a)	Rate disclosed is the seven day yield as of November 30, 2014.

*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

11

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

Assets
Investment in securities:
At cost	$83,040,065

At fair value	$95,336,959
Cash	2,494
Receivable for fund shares sold	9,421
Dividends receivable	258,640
Prepaid expenses	15,869

Total Assets	95,623,383

Liabilities
Payable for fund shares redeemed	402,079
Payable to Adviser	67,615
Payable to administrator, fund accountant, and transfer agent	15,217
Payable to custodian	1,985
Payable to trustees and officers	1,711
Other accrued expenses	27,495

Total Liabilities	516,102

Net Assets	$95,107,281

Net Assets consist of:
Paid-in capital	$71,027,360
Accumulated undistributed net investment income	301,219
Accumulated undistributed net realized gain from investment transactions	11,481,808
Net unrealized appreciation on investments	12,296,894

Net Assets	$95,107,281

Shares outstanding (unlimited number of shares authorized, no par value)	7,369,125

Net asset value (“NAV”) and offering price per share	$12.91

Redemption price per share (NAV * 98%) (a)	$12.65

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

12

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $92,117)	$2,479,600

Total investment income	2,479,600

Expenses
Investment Adviser fee	920,343
Administration expenses	73,932
Transfer agent expenses	55,574
Fund accounting expenses	47,746
Registration expenses	34,513
Legal expenses	22,707
Report printing expense	20,346
Audit expenses	15,000
Trustee expenses	14,380
Custodian expenses	11,033
CCO expense	7,220
Insurance expense	6,474
Pricing expenses	2,087
Miscellaneous expenses	1,779

Total expenses	1,233,134
Fees waived by Adviser	(119,111)

Net operating expenses	1,114,023

Net investment income	1,365,577

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	11,495,163
Net realized loss on foreign currency transactions	(63)
Net change in unrealized appreciation of investment securities	(3,718,734)

Net realized and unrealized gain on investments	7,776,366

Net increase in net assets resulting from operations	$9,141,943

See accompanying notes which are an integral part of these financial statements.

13

SYMONS VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,365,577	$1,157,071
Net realized gain on investment securities and foreign currency transactions	11,495,100	5,250,673
Net change in unrealized appreciation (depreciation) of investment securities	(3,718,734)	6,507,136

Net increase in net assets resulting from operations	9,141,943	12,914,880

Distributions
From net investment income	(1,114,629)	(1,106,731)
From net realized gains	–	(5,246,292)

Total distributions	(1,114,629)	(6,353,023)

Capital Transactions
Proceeds from shares sold	12,904,660	13,664,491
Proceeds from redemption fees (a)	2,479	2,338
Reinvestment of distributions	981,962	5,616,854
Amount paid for shares redeemed	(17,691,101)	(26,354,645)

Net decrease in net assets resulting from capital transactions	(3,802,000)	(7,070,962)

Total Increase (Decrease) in Net Assets	4,225,314	(509,105)

Net Assets
Beginning of period	90,881,967	91,391,072

End of period	$95,107,281	$90,881,967

Accumulated undistributed net investment income included in net assets at end of period	$301,219	$50,334

Share Transactions
Shares sold	1,033,725	1,147,669
Shares issued in reinvestment of distributions	78,258	474,984
Shares redeemed	(1,431,066)	(2,290,106)

Net decrease in shares outstanding	(319,083)	(667,453)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

14

SYMONS VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fiscal Year Ended
	November 30, 2014	November 30, 2013		November 30, 2012	November 30, 2011	November 30, 2010
Selected Per Share Data:
Net asset value, beginning of year	$11.82	$10.94		$10.40	$9.94	$9.79

Income from investment operations:
Net investment income	0.18	0.16		0.16	0.11 (a)	0.09 (a)
Net realized and unrealized gain on investments	1.06	1.59		0.77	0.80	0.56

Total income from investment operations	1.24	1.75		0.93	0.91	0.65

Less distributions to shareholders:
From net investment income	(0.15)	(0.15)		(0.16)	(0.09)	(0.13)
From net realized gain	–	(0.72)		(0.22)	(0.30)	(0.37)
From return of capital	–	–		(0.01)	(0.06)	–

Total distributions	(0.15)	(0.87)		(0.39)	(0.45)	(0.50)

Paid in capital from redemption fees (b)	–	–		–	–	–

Net asset value, end of year	$12.91	$11.82		$10.94	$10.40	$9.94

Total Return (c)	10.55%	16.05%		8.98%	9.33%	6.66%
Ratios and Supplemental Data:
Net assets, end of year (000)	$95,107	$90,882		$91,391	$71,823	$46,514
Ratio of expenses to average net assets	1.21%	1.29	%(d)	1.46%	1.45%	1.46%
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.34%	1.33%		1.29%	1.43%	1.65%
Ratio of net investment income (loss) to average net assets	1.48%	1.32%		1.46%	1.00%	0.86%
Portfolio turnover rate	58%	45%		28%	80%	57%

(a)	Calculated using average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

See accompanying notes which are an integral part of these financial statements.

15

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2014

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 and commenced operations on December 22, 2006. The Fund was formerly known as the Symons Alpha Value Institutional Fund. The name change was effective March 30, 2009. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

16

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

The following reclassifications were made for the year ended November 30, 2014 for the Fund:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Capital Gain/Loss
$–	$(63)	$63

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

17

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or closing prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value

18

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds a Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$77,526,319	$–	$–	$77,526,319
Real Estate Investment Trusts	3,394,907	–	–	3,394,907
Money Market Securities	14,415,733	–	–	14,415,733
Total	$95,336,959	$–	$–	$95,336,959

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended November 30, 2014, the Fund had no transfers between any Levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

19

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreements (the “Agreements”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018. For the fiscal year ended November 30, 2014, the Adviser earned a fee of $920,343 from the Fund. For the fiscal year ended November 30, 2014, the Adviser waived fees of $119,111. At November 30, 2014, the Fund owed the Adviser $67,615 for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2014, are as follows:

Amount	Subject to Repayment Until November 30,
$ 61,132	2016
119,111	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2014, HASI earned fees of $73,932 for administrative services provided to the Fund. At November 30, 2014, the Fund owed HASI $6,270 for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2014, HASI earned fees of $55,574 from the Fund for transfer agent services. For the fiscal year ended November 30, 2014, HASI earned fees of $47,746 from the Fund for fund accounting services. At November 30, 2014, the Fund owed HASI $4,111 for fund accounting services. At November 30, 2014, the Fund owed HASI $4,836 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended November 30, 2014, the Custodian earned fees of $11,033 for custody services provided to the Fund. At November 30, 2014, the Fund owed the Custodian $1,985 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2014.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the

20

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2014, purchases and sales of investment securities, other than short-term investments, were as follows:

Amount
Purchases
U.S. Government Obligations	$–
Other	47,361,071
Sales
U.S. Government Obligations	$–
Other	52,456,957

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2014, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 32.65% of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2014, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$14,826,834
Gross (Depreciation)	(2,529,940)

Net Appreciation (Depreciation) on Investments	$12,296,894

Tax Cost	$83,040,065

21

SYMONS VALUE INSTITUTIONAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013, were as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	1,108,715	1,244,448
Long-term Capital Gain	5,914	5,108,575

	$1,114,629	$6,353,023

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,129,625
Undistributed long term capital gain	9,994,857
Accumulated capital and other losses	(341,455)
Unrealized appreciation/depreciation	12,296,894

$24,079,921

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2014, accumulated capital and other losses for the Fund consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
$ 341,455	$ –	$ –	$ 341,455

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

As of November 30, 2014, the Fund did not have any unused capital loss carryforward available for federal tax purposes.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2014, that would merit recognition or disclosure in the financial statements. Based upon this evaluation, on December 26, 2014, the Fund paid an income distribution of $0.039739 per share, a short-term capital gain distribution of $0.253644 per share and a long-term capital gain distribution of $1.276726 per share to shareholders of record.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Symons Value Institutional Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2015

23

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited):

Qualified Dividend Income: For the year ended November 30, 2014, the Fund designates 58.05% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2014, the Fund designates 78.05% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Long-Term Capital Gains: For the year ended November 30, 2014, the Fund hereby designates as a capital gain dividend with respect to the taxable year ending November 30, 2014, $5,914, or, subsequently determined to be different, the net capital gain of such year.

The Funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

24

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a non-depository trust company, since 2008; Advisors Charitable Gift Fund, a donor advised fund, since May 2005; Northeast Retirement Services, Inc., a provider of custom transfer agency and plan accounting services for retirement plans, nonprofits and investment managers, since February 2003; and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

25

SYMONS VALUE INSTITUTIONAL FUNDS

TRUSTEES AND OFFICERS – (continued)

November 30, 2014

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present (on leave)	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age - 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

26

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Symons Value Institutional Fund (the “Value Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Value Fund and, as required by law, determines annually whether to approve the continuance of the Value Fund’s management agreement with its investment adviser, Symons Capital Management, Inc. (“Symons”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Symons, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2014 via teleconference to consider the renewal of the management agreement between the Trust and Symons on behalf of the Value Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to Symons requesting information that the Board likely would consider in renewing the management agreement, and Symons’s responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) commentary prepared by Symons discussing the Value Fund’s performance over the twelve-months ended May 31, 2014, factors affecting this performance, and why the performance varied from that of the Value Fund’s benchmark; (d) a schedule of the Value Fund’s investments as of May 31, 2014; (e) a memorandum prepared by the Administrator comparing the Value Fund’s performance returns to those of its benchmark, Morningstar Category, and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2014; comparing the Value Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other performance and volatility information for the Value Fund as reported by Morningstar; (f) information provided by Symons regarding the composite performance of, and management fees charged to, separately managed accounts managed by Symons using an investment strategy that is comparable to the strategy used to manage the Value Fund; (g) a profitability analysis prepared by Symons with respect to the management agreement; (h) a certification from Symons that it does not enter into soft-dollar transactions on behalf of the Value Fund; (i) a copy of the current management agreement between the Trust and Symons on behalf of the Value Fund; (j) an article regarding mutual fund adviser median profit margins in 2011, reporting on a Lipper Investment Management Profitability Analysis; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of Symons’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of Symons, including Symons’s Chief Investment Officer (who also serves as portfolio manager of the Value Fund), Chief Executive Officer, Chief Compliance Officer, and Chief Investment Officer, and conducted an interview led by the Chairman of the Audit Committee.

Following the Committee meeting, and in advance of the Trustees’ in-person meeting held on August 10 and 11, 2014, where the Trustees considered the renewal of the Value Fund’s management agreement, the Trustees received and reviewed Symons’s audited balance sheet as of December 31, 2012 and 2013, and audited income statement for the 2012 and 2013 calendar years. At the Trustees’ in-person meeting held on August 10 and 11, 2014, the Trustees approved the continuation of the Trust’s management agreement with Symons on behalf of the Value Fund for an additional year. The Trustees’ approval of the Value Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent and Quality of Services – The Trustees reviewed Symons’s responses regarding the resources provided to the Value Fund and considered the adequacy of these resources in light of the desired growth in the level of the Value Fund’s assets. The Trustees determined that Symons’s resources appear

27

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

adequate, and specifically noted that Symons continues to provide the services and support of various administrative and professional staff, including a chief compliance officer and an experienced portfolio manager. The Trustees observed that Symons was not proposing any changes to the level of services provided to the Value Fund.

(ii)	Fund Performance – The Trustees discussed the Value Fund’s performance and reviewed materials provided by Symons and the Administrator with respect to this performance. The Trustees considered that the Value Fund had the lowest performance among its peer group funds over the one-, three- and five-year periods ended May 31, 2014, and trailed the performance of its benchmark, the Russell 3000 Value Index, for each of these periods. The Trustees considered Symons’s representation that much of the Value Fund’s recent underperformance is the result of its risk management strategy, which limited the Value Fund’s exposure to the rallying equity markets. The Trustees also noted that recent performance had improved, with the Value Fund outperforming the peer group median and its benchmark over the year-to-date period, though trailing the peer group average.

The Trustees also considered Symons’s representation that it manages a number of separate accounts using the same strategy it uses to manage the Value Fund, and compared 2007 - 2013 calendar-year net composite returns for these accounts to the Value Fund’s returns. The Trustees noted that the Value Fund’s returns trailed the returns of the composite some years while outperforming the composite other years.

(iii)	Fee Rate and Profitability – The Trustees noted that the Value Fund’s gross and net advisory fees are the second-highest among the funds in its peer group. The Trustees considered that Symons had contractually agreed to cap the Value Fund’s expenses through May 22, 2018, though the Value Fund’s total net expense ratio was still above the level of the peer group average and median. The Trustees noted Symons’s explanation that the advisory fees charged to the Value Fund are higher than the advisory fees it charges to its separate accounts that are managed in a similar style because of the additional costs of compliance monitoring required for a regulated investment company.

The Trustees reviewed a profitability analysis prepared by Symons, which indicated that, whether or not marketing expenses are deducted, Symons is making a profit as a result of its management of the Value Fund. The Trustees determined that this profit was not excessive.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Symons as the Value Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Value Fund is still relatively small, and that it did not appear that Symons has begun to realize any significant economies of scale from managing the Value Fund. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances – e.g., the growth of the Value Fund – may render it appropriate to do so.

*        *        *         *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Symons on behalf of the Value Fund.

28

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Joseph L. Rezabek, Senior Vice President

Zachary	P. Richmond, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

29

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

30

Auer Growth Fund

Annual Report

November 30, 2014

Fund Adviser:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

November 30th, 2014

To our shareholders in the Auer Growth Fund,

Our fiscal 2014 year, which runs the 12 months from December 1st, 2013 through November 30th, 2014, was challenging, as we saw the Auer Growth Fund (“Fund”) decline 6.50%. During this time, the large cap index, (which we only use as comparison because so many funds benchmark to it), the Standard & Poor’s 500 Index (“S&P 500”) was up 16.86%. A better benchmark to our process is the Russell 2000 Value Index (“Russell 2000 Value”), which was up only 3.36% in this same period. Still, the Fund had an almost 10% underperformance to the Russell 2000 Value.

The Fund share price declined from $8.31 to $7.77, again a loss of 6.5%. The net assets of the Fund during this period declined from $76.6 million to $66.2 million. This equated to 13.5% less assets in the Fund, which would be from our market depreciation and about 7% net of our shareholders cashing in the Fund. This is to be expected as investors shift assets to another strategy that they feel is capturing the market move better than the Fund. However, in the same 12 month period previous to this period the Fund returned 46.8%. We appreciate that 93% of our shareholder assets stayed the course during a trying year. Although no one likes a drop of 6.5% percent, we maintain you can’t swing to get the 46% we got in the previous fiscal reporting period by trying to just buy large companies that aren’t growing as rapidly as our holdings.

What is unique about this year, however, is that the 6.5% decline doesn’t really tell the story. Through June 2014, the Fund was doing very well (up 9.7%), surpassing the S&P 500 year to date (up 7.14%), and more than doubling our Morningstar category, Small Cap Blend (up 4.01%) and the Russell 2000 Value (up 4.20%).

But almost as soon as the latter half of the year started, the Fund got hit by a double dose of challenges. The first was Ebola. As the general market declined, small stocks did considerably worse, as there was a flight to safety to blue chip type stocks. According to Morningstar, we were 42% micro-cap and another 28% small cap, so a total of 70% are much smaller companies. Our strategy is not blue chip based, as our discipline dating back to 1987 has been much more rewarded by uncovering smaller faster growing stocks. In fact we only buy stocks we truly feel can DOUBLE, and indeed we sell them if they do double. As soon as the Ebola scare subsided, the Fund began to recover from a low of $7.53 on October 13th. The Fund did recover over 8.5% before our overweight in the energy sector, which had been helping us in the first half of the year, reversed almost overnight. The reversal was a result of artificially low oil prices. OPEC and specifically Saudi Arabia began over-producing oil in an effort to avoid yielding market share to the extremely fast growing US oil exploration and production companies, some of which were major holdings of the Fund. As the fiscal year drew to a close, we witnessed the Fund drop 4.3% on that day alone. OPEC announced on Thanksgiving, when US markets were closed for the holiday, that they intended to maintain pumping oil no matter to what level the price declined. Some of our oil related holdings the day after Thanksgiving dropped 25%. Although it may all seem clear now, I can assure you very few managers predicted that the price of crude oil would decline from over $105 to under $70 in a few weeks (dropping almost 10% in a single day). As they say on Wall Street, timing can be everything. Had we had to report to you one day sooner, we could be reporting only about a 2% decline, but that last day of our fiscal year really was painful.

It is important that we stress what the strategy of the Fund is, and will always be. It is based on a track record that the Auer family developed over 20 years before the Fund even launched. It is highly disciplined, and does not market time, or try to move capital around to whatever might be the “hot dot” or asset class in favor. It stays almost 95% invested in stocks that trade in the United States (there can be foreign holdings if they are listed here too). Three main criteria that the stocks have to come into the portfolio are a 25% increase in quarterly earnings per share versus last year’s quarter, a 20% increase in revenues for the quarter as well, year over year, and a valuation that would put the stock below a value of 12 time earnings (although this can be calculated also using a forward estimate). Once in the portfolio, the stocks are monitored daily for any new news, but the main news will be the next quarterly report. If the stocks fail to continue growing at a 25% earnings and 20% sales rate, they are sold, unless the outlook for the next quarter shows them to re-qualify. If the stock doubles in price, it will also be sold. The Fund had 14 positions that were harvested as doubles in the fiscal year.

The 14 doubles the Fund realized were:

(ESYS) ElecSys Corp, 13,000 shares sold December 16th at $13.36, bought at $6.68 held 5 months. ESYS makes software and controls for machine to machine communications.

(ASTC) Astrotech Corp, 160,000 shares sold December 16th at $2.36, bought at $1.18 held 2 months. ASTC is a small $50 million aerospace company.

(HCI) Homeowners Choice, 10,000 shares sold December 23rd at $52.59, bought at $26.14 held 8.5 months. HCI provides home insurance in Florida.

(HCLP) Hi-Crush Partners, 20,000 shares sold December 23rd at $35.01, bought at $17.50 held 10.5 months. HCLP provides sand for oil fracking.

(GST) Gastar Exploration, 110,000 shares sold December 26th at $6.58, bought at $3.26 held 4.5 months. GST is a $400 million value natural gas company.

(WTT) Wireless Telecom Group, 50,000 shares sold February 14th at $3.57, bought at $1.79 held 5 months. WTT is a $85 million value microwave communications company.

(HTM) US Geothermal Inc, 420,000 shares sold March 18th at $0.78, bought at $0.39 held 10 months. HTM is a $78 million value generator of electricity from hot springs.

(FNHC) Federated National 18,000 shares sold April 14th at $19.15, bought at $9.50 held 6.5 months. FNHC is a $200 million property and casualty firm.

(ARRS) Arris Group 90,000 shares sold May 30th at $33.09, bought at $16.53 held 9.5 months. ARRS is a leading maker of cable TV boxes valued at $4.7 billion.

(ESTE) Earthstone Energy 10,000 shares sold June 17th at $33.53, bought at $16.46 held 9 months. ESTE is a small oil company worth $57 million at 15 employees.

(SN) Sanchez Energy Corp, 75,000 shares sold June 23rd at $38.05, bought at $18.97 held 15.3 months. SN is a $2 billion value oil company operating in Eagle Ford area.

(MU) Micron Technology Corp, 180,000 shares sold July 1st at $34.09, bought at $16.74 held 7.6 months. MU is one of the largest memory chip makers in the world.

(CTP) CT Partners Executive Search, 10,000 shares sold September 9th at $19.70, bought at $9.84 held 3.8 months. CTP is an executive staffing company founded in 1980, worth $140 million.

(RIOM) Rio Alto Mining Ltd, 125,000 shares sold September 16th at $3.00, bought at $1.49 held 9.7 months. RIOM is a $1 billion value gold company.

Those are 14 stocks we all should have bought in hindsight, and what we really want our shareholders to know is going forward we are very positive about how the portfolio is positioned. The latest analysis date we had from Morningstar, which crunches the different valuation measures of how our stocks stack up, offers very compelling information. By the nature of our discipline we are in lower price to earnings ratio companies. The p/e or price to earnings is the ratio of share price in relation to their net profit per share. In general, the lower the better. Would you rather pay 10 times annual profits, or 20 times, to get ownership in a company? A fantastic p/e would for example be 1 times! That means in 1 year the company’s profits would pay off the value of your investment if the company chose to divert the profits all to the shareholders.

Consider that the S&P 500, which is hitting new all-time historical highs as the year closes out as of November 30, 2014 (the most recent data we had from Morningstar as we write this), has a calculated p/e of 16.97. The Fund’s holdings were a very reasonable 10.16 p/e. That is a significant discount to the market. However, more impressive is the analysts projected earnings growth rate long term on our companies. It was registering 15.19% future estimated growth, while the S&P 500 was at 10.16% future earnings growth. Usually, when you buy stocks with much lower p/e than the market you are stuck with companies Wall Street feels may grow slowly, or not at all. In the case of our average holding, we are invested in them at much less valuation but with much better estimated growth! These are future growth numbers and are just estimates though, but they are estimates all taken from the same database comparing the S&P 500 to our Fund holdings.

If you want to talk about things more factual than estimates, you can talk about the book value of a company. This is calculated by adding up all its assets, less its debts, leaving you with what the company’s accountants believe is the equity the company is worth. It is very difficult (unless we are in deep recession) to buy good growing companies and pay just their book value. In fact, as of November 30, 2014, Morningstar shows the S&P 500 on average is trading at 2.34 times its book value. The holdings in the Auer Growth Fund are at only 1.27 times book value, which is again a very significant discount to what the big stocks in the S&P 500 are trading at. Another metric which is extremely favorable to the Fund is that our price to sales ratio is at 0.79 times, versus the S&P 500 at 1.66 times sales. In other words, our investors have to pay 79 cents, but our cash register rings up $1.00 of goods. The big S&P 500 shareholders are coughing up $1.66 to get $1.00 in business. That is double what we are paying.

Another factual metric is cash flow. Cash flow is what is left after you pay everything and you can direct it to buy back shares, pay dividends or build the company bigger, or just save it on your balance sheet. Typically the market trades about 8 times cash flow. The S&P 500 has good cash flow now and is at 7.32 times. The average holding in the Fund is at an almost insanely cheap 4.2 times cash flow! Technically, at that level our companies could buy themselves out in 4.2 years with no growth from here and no outside financing if they could acquire the shares at these prices.

I have been investing for clients for over 25 years. These valuations are extremely favorable, but that in itself does not mean other investors will run to our stocks to drive them higher. The Federal Reserve has indicated that the very unnatural easy money policy of the past 6 years most likely ends in 2015. When the Fund started in 2008, money market funds still yielded over 4%. Many money market funds today pay 1/100th of 1%, which means it would take almost 100 years to make 1%, and there are almost a TRILLION dollars sitting in them earning nothing. I feel the general market itself is a fair value still for investors, but that the real value is in the exact kinds of smaller fast growing companies we are buying at low price to earnings ratios. Although not a rewarding strategy in the past 12 months, we have stayed with this strategy since 1987 in our personal accounts and in the Fund since 2008, and we hope you will continue with your trust in our investment style.

Robert Auer

Senior Portfolio Manager, Auer Growth Fund

November 30th, 2014, Indianapolis Indiana

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended November 30, 2014)

		Average Annual
	1 Year	5 Year	Since Inception (December 28, 2007)
Auer Growth Fund	-6.50%	5.24%	-3.57%
S&P 500® Index**	16.86%	15.96%	7.09%
Russell 2000 Value Index**	3.36%	15.31%	6.62%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 31, 2014, were 1.98% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and Russell 2000 Value Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2014. The S&P 500® Index and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the Adviser believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2014 and held through November 30, 2014.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period* June 1, 2014 – November 30, 2014

Actual	$ 1,000.00	$ 876.00	$ 8.84
Hypothetical **	$ 1,000.00	$ 1,015.64	$ 9.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

Shares	COMMON STOCKS – 94.59%	Fair Value
	Consumer Discretionary – 14.85%
18,000	Beazer Homes USA, Inc. *	$358,920
85,000	LGI Homes, Inc. *	1,358,300
140,000	M/I Homes, Inc. *	3,208,800
200,000	Shiloh Industries, Inc. *	3,240,000
3,000	Strattec Security Corp.	311,280
70,000	Taylor Morrison Home Corp. – Class A *	1,353,800

		9,831,100

	Consumer Staples – 0.61%
16,000	Mannatech, Inc. *	404,000

	Energy – 22.04%
42,000	Abraxas Petroleum Corp. *	139,650
17,000	Advantage Oil & Gas Ltd. *	76,160
65,000	Approach Resources, Inc. *	631,800
68,000	Atwood Oceanics, Inc. *	2,182,120
110,000	Basic Energy Services, Inc. *	982,300
110,000	Bellatrix Exploration Ltd. *	444,400
4,200	BP Prudhoe Bay Royalty Trust	322,140
19,000	C&J Energy Services, Inc. *	287,850
25,000	Devon Energy Corp.	1,474,250
26,000	Eagle Rock Energy Partners LP (a)	74,360
18,000	EnCana Corp.	284,040
83,000	Hornbeck Offshore Services, Inc. *	2,202,820
17,000	Memorial Production Partners LP (a)	233,920
56,000	Midstates Petroleum Co., Inc. *	128,240
85,000	Precision Drilling Corp.	547,400
115,000	Rowan Cos. PLC	2,503,550
100,000	Triangle Petroleum Corp. *	482,000
7,500	Unit Corp. *	286,650
1,700,000	Vantage Drilling Co. *	1,309,000

		14,592,650

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares	COMMON STOCKS – 94.59% – continued	Fair Value
	Financials – 26.36%
10,000	1347 Property Insurance Holdings, Inc. *	$78,000
12,000	Amtrust Financial Services, Inc.	615,840
50,000	Atlas Financial Holdings, Inc. *	734,000
7,500	Banc of California, Inc.	82,500
54,000	Bank of America Corp.	920,160
100,000	Blackstone Group LP (a)	3,352,000
15,000	Colony Bankcorp, Inc. *	117,450
110,000	Consumer Portfolio Services, Inc. *	805,200
9,500	Customers Bancorp, Inc. *	171,000
4,000	Farmers Capital Bank Corp. *	91,160
5,000	Federated National Holding Co.	126,300
3,000	First Defiance Financial Corp.	90,210
18,000	First Horizon National Corp.	229,680
8,000	First Merchants Corp.	171,600
40,000	Gain Capital Holdings, Inc.	353,600
3,300	Great Southern Bancorp, Inc.	123,024
7,000	Harvest Capital Credit Corp.	86,800
8,000	Hennessy Advisors, Inc.	156,480
28,000	Kingstone Companies, Inc.	238,000
10,000	Northeast Bancorp	91,000
11,000	PennyMac Financial Services, Inc. *	175,890
5,000	Piper Jaffray Cos. *	287,000
7,500	Pulaski Financial Corp.	88,050
88,000	Radian Group, Inc.	1,500,400
47,000	Royal Bancshares of Pennsylvania, Inc. *	79,900
85,000	Santander Consumer USA Holdings, Inc.	1,580,150
7,500	Summit Financial Group, Inc. *	86,100
50,000	Synnex Corp.	3,572,000
8,500	Timberland Bancorp, Inc.	90,440
24,000	United Insurance Holdings Corp.	450,000
19,000	Universal Insurance Holdings, Inc.	368,600
21,000	Walker & Dunlop, Inc. *	331,590
3,500	Westwood Holdings Group, Inc.	208,565

		17,452,689

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares	COMMON STOCKS – 94.59% – continued	Fair Value
	Health Care – 7.18%
28,000	Columbia Laboratories, Inc. *	$166,320
43,000	Electromed, Inc. *	100,620
16,500	Enanta Pharmaceuticals, Inc. *	774,510
37,000	Gilead Sciences, Inc. *	3,711,840

		4,753,290

	Industrials – 2.38%
11,000	Air T, Inc. *	183,150
17,500	Allied Motion Technologies, Inc.	381,150
16,000	Art’s-Way Manufacturing Co., Inc. *	84,960
16,000	Breeze-Eastern Corp. *	162,400
17,000	Empire Resources, Inc.	81,090
14,500	NV5 Holdings, Inc. *	184,875
13,000	Tutor Perini Corp. *	328,250
7,000	Viad Corp.	168,210

		1,574,085

	Information Technology – 8.55%
56,000	Aehr Test Systems *	149,520
34,000	Bel Fuse, Inc. – Class B	900,320
67,000	Blonder Tongue Laboratories *	178,220
95,000	Canadian Solar, Inc. *	2,307,550
40,000	Cartesian, Inc. *	177,200
62,000	Cohu, Inc.	709,900
62,000	IntriCon Corp. *	387,500
2,500	Micron Technology, Inc. *	89,875
6,000	Qumu Corp. *	82,950
85,000	Xcerra Corp. *	680,850

		5,663,885

	Materials – 10.45%
24,000	Century Aluminum Co. *	663,600
650,000	Lake Shore Gold Corp. *	513,500
402,000	Nevsun Resources Ltd.	1,595,940

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares	COMMON STOCKS – 94.59% – continued	Fair Value
	Materials – 10.45% – continued
200,000	Richmont Mines, Inc. *	$564,000
110,000	Silvercorp Metals, Inc.	148,500
64,000	Steel Dynamics, Inc.	1,442,560
1,180,000	Thompson Creek Metals Co., Inc. *	1,994,200

		6,922,300

	Real Estate Investment Trusts – 2.17%
7,000	Blackstone Mortgage Trust, Inc.	199,920
9,000	Chatham Lodging Trust	240,840
12,000	Sotherly Hotels, Inc.	90,000
68,000	Strategic Hotels & Resorts, Inc. *	903,040

		1,433,800

	TOTAL COMMON STOCKS (Cost $68,522,146)	62,627,799

	MONEY MARKET SECURITIES – 5.67%
3,753,869	Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (b)	3,753,869

	TOTAL MONEY MARKET SECURITIES (Cost $3,753,869)	3,753,869

	TOTAL INVESTMENTS – 100.26% (Cost $72,276,015)	$66,381,668

	Liabilities in Excess of Other Assets – (0.26)%	(171,983)

	TOTAL NET ASSETS – 100.00%	$66,209,685

(a)	Master Limited Partnership.

(b)	Rate disclosed is the seven day yield as of November 30, 2014.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

Assets
Investments in securities at fair value (cost $72,276,015)	$66,381,668
Receivable for fund shares sold	458
Dividends receivable	8,876
Prepaid expenses	5,758

Total Assets	66,396,760

Liabilities
Payable for fund shares redeemed	$51,978
Payable to Adviser	85,688
Payable to administrator, fund accountant, and transfer agent	12,822
Payable to custodian	2,082
Payable to trustees	441
Other accrued expenses	34,064

Total Liabilities	187,075

Net Assets	$66,209,685

Net Assets consist of:
Paid-in capital	$97,405,928
Accumulated undistributed net investment (loss)	(1,512,640)
Accumulated undistributed net realized loss from investments and foreign currency translations	(23,789,256)
Net unrealized depreciation on investments	(5,894,347)

Net Assets	$66,209,685

Shares outstanding (unlimited number of shares authorized, no par value)	8,522,449

Net asset value (“NAV”) and offering price per share	$7.77

Redemption price per share (NAV * 99%) (a)	$7.69

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $5,817)	$503,836

Total investment income	503,836

Expenses
Investment Adviser fee	1,180,116
Administration expenses	73,452
Transfer agent expenses	48,853
Legal expenses	33,905
Fund accounting expenses	32,963
Registration expenses	24,490
Report printing expense	21,389
Audit expenses	16,000
Trustee expenses	14,697
Custodian expenses	12,435
CCO expense	8,550
Pricing expenses	5,471
Insurance expense	4,965
Miscellaneous expenses	3,331
Overdraft expenses	42

Total expenses	1,480,659

Net investment loss	(976,823)

Net Realized and Unrealized Loss on Investments
Net realized gain on investment securities transactions	7,678,118
Net realized loss on foreign currency translations	(27)
Net change in unrealized depreciation of investment securities	(11,189,491)

Net realized and unrealized loss on investments	(3,511,400)

Net decrease in net assets resulting from operations	$(4,488,223)

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(976,823)	$(183,550)
Net realized gain on investment securities and foreign currency translations	7,678,091	20,202,416
Net change in unrealized appreciation (depreciation) of investment securities	(11,189,491)	5,072,536

Net increase (decrease) in net assets resulting from operations	(4,488,223)	25,091,402

Capital Transactions
Proceeds from shares sold	8,556,922	10,873,845
Amount paid for shares redeemed	(14,510,020)	(21,084,298)
Proceeds from redemption fees (a)	103	—

Net decrease in net assets resulting from capital transactions	(5,952,995)	(10,210,453)

Total Increase (Decrease) in Net Assets	(10,441,218)	14,880,949

Net Assets
Beginning of period	76,650,903	61,769,954

End of period	$66,209,685	$76,650,903

Accumulated undistributed net investment loss included in net assets at end of year	$(1,512,640)	$(413,695)

Share Transactions
Shares sold	979,836	1,522,408
Shares redeemed	(1,684,346)	(3,216,516)

Net decrease in shares outstanding	(704,510)	(1,694,108)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Fiscal Year Ended November 30,
	2014	2013	2012		2011		2010
Selected Per Share Data:
Net asset value, beginning of year	$8.31	$5.66	$5.92		$6.21		$6.02

Income from investment operations:
Net investment income (loss)	(0.12)	(0.03)	(0.05	)(a)	(0.06	)(a)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.42)	2.68	(0.21)		(0.23)		0.23

Total from investment operations	(0.54)	2.65	(0.26)		(0.29)		0.19

Paid in capital from redemption fees	— (b)	—	—	(b)	—	(b)	— (b)

Net asset value, end of year	$7.77	$8.31	$5.66		$5.92		$6.21

Total Return (c)	(6.50)%	46.82%	(4.39)%		(4.67)%		3.16%

Ratios and Supplemental Data:
Net assets, end of year (000)	$66,210	$76,651	$61,770		$136,018		$207,931
Ratio of expenses to average net assets	1.88%	1.91%	1.82%		1.71%		1.72%
Ratio of net investment income (loss) to average net assets	(1.24)%	(0.27)%	(0.83)%		(0.81)%		(0.68)%
Portfolio turnover rate	140%	147%	162%		145%		149%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2014

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) and distributions from master limited partnership are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from master limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The following reclassifications were made for the year ended November 30, 2014 for the Fund:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Capital Gain/Loss
$ (18,451)	$ (122,122)	$ 140,573

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$62,453,849	$173,950	$—	$62,627,799
Money Market Securities	3,753,869	—	—	3,753,869
Total	$66,207,718	$173,950	$—	$66,381,668

*	Refer to the Schedule of Investments for industry classifications.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the reporting period. Management did not believe the fair value of Level 3 securities to be significant as of the prior year ended November 30, 2013, and accordingly did not present such disclosures. As of November 30, 2014, the Fund did not hold any Level 3 securities. During the fiscal year ended November 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2014, the Adviser earned a fee of $1,180,116 from the Fund. At November 30, 2014, the Fund owed the Adviser $85,688 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2014, HASI earned fees of $73,452 for administrative services provided to the Fund. At November 30, 2014, the Fund owed HASI $5,421 for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2014, HASI earned fees of $48,853 from the Fund for transfer agent services. For the fiscal year ended November 30, 2014, HASI earned fees of $32,963 from the Fund for fund accounting services. At November 30, 2014, the Fund owed HASI $2,576 for fund accounting services. At November 30, 2014, the Fund owed HASI $4,825 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended November 30, 2014, the Custodian earned fees of $12,435 for custody services provided to the Fund. At November 30, 2014, the Fund owed the Custodian $2,082 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2014.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2015, upon notice to shareholders.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2014, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	106,402,894
Sales
U.S. Government Obligations	$—
Other	115,693,774

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2014, SEI Private Trust Co., for the benefit of others, owned 39.49% and Bryan Auer and Janet Auer, who are married, owned 32.31% of the Fund. As a result, SEI Private Trust Co. and Bryan and Janet Auer each may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2014, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$2,742,483
Gross (Depreciation)	(8,505,503)

Net Depreciation on Investments	$(5,763,020)

At November 30, 2014, the aggregate cost of securities for federal income tax purposes, was $72,144,688.

At November 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(25,433,223)
Unrealized depreciation	(5,763,020)

$(31,196,243)

The difference between book basis and tax basis unrealized depreciation is attributable to basis adjustments for investments in partnerships.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2014, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
$870,946	$22,918,310	$1,643,967	$25,433,223

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 8. FEDERAL TAX INFORMATION – (continued)

As of November 30, 2014, the Fund has available for federal tax purposes an unused capital loss carryforward of $22,918,310, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration – short term	$—
No expiration – long term	—
Expires on November 30, 2017	22,918,310

22,918,310

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards are required to be utilized prior to the utilization of carryforwards with expiration dates.

During the year ended November 30, 2014, the Fund utilized $7,435,261 in capital loss carryforwards to offset capital gains.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2015

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a non-depository trust company, since 2008; Advisors Charitable Gift Fund, a donor advised fund, since May 2005; Northeast Retirement Services, Inc., a provider of custom transfer agency and plan accounting services for retirement plans, nonprofits and investment managers, since February 2003; and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present (on leave)	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 15 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Auer Growth Fund (the “Auer Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Auer Fund and, as required by law, determines annually whether to approve the continuance of the Auer Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“SBAuer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Auer, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 15, 2014 via teleconference to consider the renewal of the management agreement between the Trust and SBAuer on behalf of the Auer Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed 15(c) letter to SBAuer requesting information that the Board likely would consider in renewing the management agreement, and SBAuer responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) commentary prepared by SBAuer discussing the Auer Fund’s performance over the twelve-months ended May 31, 2014, factors affecting this performance, and why the performance varied from that of the Auer Fund’s benchmarks; (d) a schedule of the Auer Fund’s investments as of May 31, 2014; (e) a memorandum prepared by the Administrator comparing the Auer Fund’s performance returns to those of its benchmarks, peer group and Morningstar category average for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2014; comparing the Auer Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Auer Fund performance and volatility information as reported by Morningstar; (f) SBAuer’s balance sheet as of May 31, 2014, and profit & loss statement for the year ended May 31, 2014; (g) a profitability analysis prepared by SBAuer with respect to the Auer Fund; (h) a certification from SBAuer that it does not enter into soft-dollar transactions on behalf of the Auer Fund; (i) a copy of the current management agreement between the Trust and SBAuer on behalf of the Auer Fund; (j) an article regarding mutual fund adviser median profit margins in 2011, reporting on a Lipper Investment Management Profitability Analysis; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of SBAuer’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of SBAuer, including SBAuer’s founder and Senior Portfolio Manager, who also serves as a portfolio manager of the Fund, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on August 10-11, 2014, the Trustees approved the continuation of the Trust’s management agreement with SBAuer on behalf of the Auer Fund for an additional year. The Trustees’ approval of the Auer Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed SBAuer’s responses regarding the resources provided to the Auer Fund, and considered whether these resources are adequate in light of the desired growth in the levels of the Auer Fund’s assets. The Trustees determined that SBAuer’s resources appear adequate, and specifically noted that SBAuer continues to provide the services and support of various administrative and professional staff, including three portfolio managers and a chief compliance officer. The Trustees noted SBAuer’s representation that the Auer Fund is its only client, and that SBAuer continues to adhere to its investment strategy. The Trustees considered that SBAuer was not proposing any changes to the level of services provided to the Auer Fund.

(b)	Fund Performance – The Trustees discussed the performance of the Auer Fund and reviewed materials provided by SBAuer and the Administrator with respect to this performance. The Trustees noted that the Auer Fund’s three- and five-year performance for periods ended May 31, 2014 trailed the returns of the Auer Fund’s benchmarks, the S&P 500 and Russell 2000 Value Indices, and the average and median returns of the Auer Fund’s peer group by significant amounts. The Trustees considered that the Auer Fund’s recent performance, however, had been strong, with its one-year return exceeding that of both benchmarks and the average and median returns of the Auer Fund’s peer group. The Trustees also noted that the Auer Fund had been included in the New York Times’ list of top performing funds for the second quarter of 2014, and was the top performing fund in Lipper’s mid-cap core funds category for the same quarter. The Trustees noted SBAuer’s explanation that much of the Auer Fund’s recent outperformance was driven by its investments in the energy sector and by the strong performance of certain investments in the biotechnology sector.

(c)	Fee Rate and Profitability – The Trustees noted that the Auer Fund’s advisory fee and expense ratio are the highest in its peer group. The Trustees considered SBAuer’s explanation that its higher fee rate is appropriate because the strategy it uses to manage the Auer Fund is expensive and labor intensive, requiring the manual review and evaluation of 8,000+ stocks four times a year as well as frequent reviews of each stock held by the Auer Fund.

The Trustees reviewed and discussed SBAuer’s profit & loss statement for the year ended May 31, 2014, and balance sheet as of May 31, 2014. The Trustees also noted SBAuer’s representation that it does not enter into soft dollar arrangements on behalf of the Auer Fund. The Trustees reviewed the profitability analysis prepared by SBAuer, which showed that, whether or not marketing expenses are taken into consideration, SBAuer is earning a profit as a result of managing the Auer Fund. The Trustees determined that this profit was not excessive.

(d)

Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by SBAuer as the Auer Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Auer Fund is still relatively small, and that SBAuer does not yet appear to be realizing any significant economies of scale from managing the Auer Fund. The Trustees also considered SBAuer’s representation that it does not expect to realize economies of scale as the Auer Fund grows because as the Auer Fund becomes larger, its investment strategy becomes more complex and expensive to execute. The Trustees concluded that SBAuer had not yet

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

begun to realize economies of scale as a result of managing the Auer Fund, and that they would revisit the matter as changing circumstances–e.g., the growth of the Auer Fund—may render it appropriate to do so.

*        *        *         *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and SBAuer on behalf of the Auer Fund for an additional year.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Joseph L. Rezabek, Senior Vice President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 4415

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•  Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•  Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

AUER GROWTH FUND

(AUERX)

Annual Report

November 30, 2014

SBAuer Funds, LLC

10401 N. Meridian St., Suite 100

Indianapolis, IN 46290

Toll Free – 888-711-AUER (2837)

www.auergrowthfund.com

Annual Report

November 30, 2014

www.1492Funds.com

Fund Adviser:

1492 Capital Management, LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

Toll Free (877) 571-1492

1492 FUNDS – DISCOVERING OPPORTUNITY

November 30, 2014

Dear fellow shareholder,

With nearly three years of history as of the date of this letter for the 1492 Funds, we’d like to provide you with a portfolio management update.

Before we discuss the details of the portfolio, we believe it’s important to provide a primer, if not a reminder, on our investment philosophy and process. Simply stated, our investment philosophy is that stock selection is key to creating excess returns and that our extensive use of fundamental research is where it begins. We meet with hundreds of companies annually, collecting individual data points across many sectors and industries, which we then weave into themes that we believe will provide a catalyst for revenue and earnings growth. We seek to identify all the companies in the small cap space that will be beneficiaries of one of our themes, looking horizontally at competitors and vertically up and down the supply chain. Once we’ve identified a company, we subject it to a rigorous valuation process, focusing on earnings, cash flow generation, the balance sheet and the quality of management. If all boxes are checked, the company becomes a candidate for the Fund.

This year proved to be unlike any other, as unprecedented global issues (from Ebola to the strengthening dollar and plummeting oil prices) surfaced, roiling the small cap market space and Energy sector, in particular. While economies around the world have shown signs of slowing just as our own economy has picked up speed, we have domesticated the portfolio, as we believe it’s the best place to be. We are long term investors and we believe that our hard work will lead small cap equities to be an attractive investment going forward. Please read on to learn more from the portfolio manager of the 1492 Small Cap Growth Fund.

The performance of your Fund lagged the Russell 2000 Growth Index for the fiscal year ended November 30, 2014, in what proved to be a “risk-off” year despite accelerating economic growth through the year, posting a return of -5.56% versus +4.66% for the Russell 2000 Growth Index. There were several market dynamics that impacted our performance this year. Firstly, despite a strong economic environment in the U.S., the best performing sectors were defensive sectors like Consumer Staples (+12.4%) and Healthcare (+16.44%) which weren’t conducive to our cyclically tilted portfolio. The biggest detractor to our performance was the Technology sector, which suffered a significant valuation compression earlier in the year that was primarily focused on non-earning software-as-a-service companies. However, as the bloom came off the rose for this industry, it compressed valuations across the entire Technology sector, costing the Fund approximately 6% of relative underperformance. The implosion in the price of crude oil, which fell nearly 50% from its $107/barrel peak in July, impacted our Energy sector holdings, which caused relative underperformance of -1.61%, as we were overweight the sector for much of the year. Lastly, the markets had a distinct size bias in 2014. The largest stocks by market capitalization within the Russell 2000 Index performed significantly better than the smallest stocks. For example, the largest quintile of stocks in the Russell 2000 Growth Index were up +3.74% (for the 11 months ended 11/30/2014), whereas the smallest quintile of stocks were down -8.43%). This acted as a significant drag

1

on our performance, as our strategy purposely skews smaller than the benchmark index, which has historically been a benefit to our strategy.

Sincerely,

Joe Frohna and Tim Stracka

Founding Principals

You should carefully consider the investment objectives, potential risks, management fees and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-571-1492.

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Performance data current to the most recent month end may be obtained by calling 1-877-571-1492. The 1492 Small Cap Growth Fund is distributed by Unified Financial Securities, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208-4715. (Member FINRA)

2

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended November 30, 2014)

		Average Annual Returns
	1 Year	Since Inception December 29, 2011
1492 Small Cap Growth Fund	-5.56%	15.11%
Russell 2000 Growth Index**	4.66%	19.84%

Total annual operating expenses as disclosed in the Fund’s prospectus dated March 31, 2014, were 6.08% of average daily net assets (1.11% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses through March 31, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-571-1492.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 Growth Index (the “Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-571-1492. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

3

Comparison of the Growth of a $10,000 Investment in the 1492 Small Cap Growth Fund

and the Russell 2000 Growth Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 29, 2011 (commencement of Fund operations) and held through November 30, 2014. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-571-1492. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

1492 Small Cap Growth Fund Holdings as of November 30, 20141

[1]	As a percentage of net assets.

The investment objective of the 1492 Small Cap Growth Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1492 Small Cap Growth Fund	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period June 1, 2014 – November 30, 2014*
Actual	$1,000.00	$947.40	$5.59
Hypothetical** (5% return before expenses)	$1,000.00	$1,019.32	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

6

1492 SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

Shares	COMMON STOCKS – 91.38%	Fair Value
	Consumer Discretionary – 17.30%
2,836	American Eagle Outfitters, Inc.	$39,988
2,070	Apollo Group, Inc. – Class A *	64,625
3,208	Bloomin’ Brands, Inc. *	73,046
2,569	Chico’s FAS, Inc.	40,770
1,341	Columbia Sportswear Co.	60,412
1,903	DeVry Education Group, Inc.	92,981
2,118	Francesca’s Holdings Corp. *	26,856
1,713	Grand Canyon Education, Inc. *	78,233
741	Jack in the Box, Inc.	55,205
864	Men’s Wearhouse, Inc. / The	40,366
4,038	Pizza Inn Holdings, Inc. *	27,216
2,503	Rentrak Corp. *	210,502
1,380	Skechers U.S.A., Inc. *	84,746
5,013	Skullcandy, Inc. *	47,523

		942,469

	Energy – 1.26%
4,148	Callon Petroleum Co. *	20,367
4,786	Goodrich Petroleum Corp. *	28,955
1,402	Penn Virginia Corp. *	7,192
1,068	Sanchez Energy Corp. *	12,058

		68,572

	Financials – 12.38%
2,163	BofI Holding, Inc. *	170,704
1,868	C1 Financial, Inc. *	34,054
6,412	Federated National Holding Co.	161,967
2,853	HFF, Inc. – Class A	98,371
1,420	Home Bancshares, Inc.	44,971
1,721	Raymond James Financial, Inc.	96,892
1,385	Stifel Financial Corp. *	67,214

		674,173

See accompanying notes which are an integral part of these financial statements.

7

1492 SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares	COMMON STOCKS – 91.38% – continued	Fair Value
	Health Care – 13.92%
2,328	BioDelivery Sciences International, Inc. *	$35,735
9,594	BioTelemetry, Inc. *	94,693
12,605	CAS Medical Systems, Inc. *	23,067
1,109	Charles River Laboratories International, Inc. *	71,808
4,211	EnteroMedics, Inc. *	5,853
7,507	Joint Corp. / The *	46,468
3,824	Keryx Biopharmaceuticals, Inc. *	60,802
1,654	Ligand Pharmaceuticals, Inc. – Class B *	89,068
16,505	NeoGenomics, Inc. *	69,981
5,110	OraSure Technologies, Inc. *	46,041
1,072	PTC Therapeutics, Inc. *	47,972
1,626	Salix Pharmaceuticals Ltd. *	166,974

		758,462

	Industrials – 18.47%
4,681	Ceco Environmental Corp.	66,283
2,490	Celadon Group, Inc.	54,880
1,326	Con-way, Inc.	65,690
640	Covenant Transportation Group, Inc. *	16,819
3,659	Enphase Energy, Inc. *	38,456
625	Landstar System, Inc.	50,238
3,566	MasTec, Inc. *	85,941
3,249	MiX Telematics Ltd. ADR *	28,039
4,348	Orion Marine Group, Inc. *	47,741
656	Power Solutions International, Inc. *	43,066
2,710	Primoris Services Corp.	70,867
2,606	Roadrunner Transportation Systems, Inc. *	58,661
605	Spirit Airlines, Inc. *	50,027
9,107	Sterling Construction Co., Inc. *	60,926
1,873	Swift Transportation Co. *	54,448
2,962	Taser International, Inc. *	63,624
1,327	United Rentals, Inc. *	150,362

		1,006,068

See accompanying notes which are an integral part of these financial statements.

8

1492 SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares	COMMON STOCKS – 91.38% – continued	Fair Value
	Information Technology – 19.45%
4,547	CalAmp Corp. *	$84,983
4,691	Calix, Inc. *	49,725
1,513	DTS, Inc. *	48,794
2,590	FleetMatics Group PLC *	91,142
2,075	GrubHub, Inc. *	76,360
3,432	KVH Industries, Inc. *	41,939
5,921	LivePerson, Inc. *	76,618
3,815	Microsemi Corp. *	103,768
693	Monolithic Power Systems, Inc.	33,354
2,592	Multi-Fineline Electronix, Inc. *	26,231
1,700	Numerex Corp. – Class A *	18,666
2,982	Pandora Media, Inc. *	58,626
8,512	Saba Software, Inc. *	117,040
5,960	Tangoe, Inc. *	77,510
238	Ultimate Software Group, Inc. / The *	35,043
2,983	Virtusa Corp. *	119,529

		1,059,328

	Materials – 0.74%
1,430	U.S. Concrete, Inc. *	40,355

	Telecommunication Services – 7.86%
9,241	8x8, Inc. *	71,895
1,689	Cogent Communications Holdings, Inc.	59,824
16,656	inContact, Inc. *	137,579
13,746	ORBCOMM, Inc. *	89,074
5,559	RingCentral, Inc. *	69,932

		428,304

	TOTAL COMMON STOCKS (Cost $4,584,817)	4,977,731

	Exchange-Traded Funds – 3.11%
2,342	iShares U.S. Oil Equipment & Services ETF	169,373

	TOTAL EXCHANGE-TRADED FUNDS (Cost $189,310)	169,373

See accompanying notes which are an integral part of these financial statements.

9

1492 SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2014

Shares		Fair Value
	Money Market Securities – 6.07%
330,489	Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (a)	$330,489

	TOTAL MONEY MARKET SECURITIES (Cost $330,489)	330,489

	TOTAL INVESTMENTS – 100.56% (Cost $5,104,616)	5,477,593

	Liabilities in Excess of Other Assets – (0.56)%	(30,686)

	TOTAL NET ASSETS – 100.00%	$5,446,907

(a)	Rate disclosed is the seven day yield as of November 30, 2014.

*	Non-income producing security.

ADR	– American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

10

1492 SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

Assets
Investments in securities at fair value (cost $5,104,616)	$5,477,593
Receivable for fund shares sold	578
Receivable for investments sold	134,448
Dividends receivable	1,453
Receivable from Adviser	12,604
Prepaid expenses	2,099

Total Assets	5,628,775

Liabilities
Payable for investments purchased	149,767
Payable to administrator, fund accountant, and transfer agent	8,988
Payable to custodian	1,459
Payable to trustees	124
Other accrued expenses	21,530

Total Liabilities	181,868

Net Assets	$5,446,907

Net Assets consist of:
Paid-in capital	$4,918,921
Accumulated undistributed net investment loss	(50,350)
Accumulated undistributed net realized gain from investments	205,359
Net unrealized appreciation on investments	372,977

Net Assets	$5,446,907

Shares outstanding (unlimited number of shares authorized, no par value)	378,334

Net asset value ("NAV") and offering price per share	$14.40

Redemption price per share (NAV * 98%) (a)	$14.11

(a)	The Fund charges a 2.00% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

1492 SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $842)	$23,983

Total investment income	23,983

Expenses
Investment Adviser fee	69,956
Administration expenses	35,000
Fund accounting expenses	25,000
Transfer agent expenses	45,903
Legal expenses	26,003
Registration expenses	5,072
Custodian expenses	6,072
Audit expenses	15,000
Trustee expenses	13,911
Insurance expense	4,022
Pricing expenses	3,655
Report printing expense	6,376
CCO expense	8,221
Miscellaneous expenses	1,956
Overdraft expenses	1,466

Total expenses	267,613

Fees waived and reimbursed by Adviser	(189,225)

Net operating expenses	78,388

Net investment loss	(54,405)

Net Realized and Unrealized Loss on Investments
Net realized gain on investment securities transactions	209,071
Net change in unrealized depreciation of investment securities	(920,377)

Net realized and unrealized loss on investments	(711,306)

Net decrease in net assets resulting from operations	$(765,711)

See accompanying notes which are an integral part of these financial statements.

12

1492 SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Increase in Net Assets due to:
Operations
Net investment loss	$(54,405)	$(30,037)
Net realized gain on investment transactions	209,071	446,390
Net change in unrealized appreciation (depreciation) of investments	(920,377)	1,150,659

Net increase (decrease) in net assets resulting from operations	(765,711)	1,567,012

Distributions
From net investment income	—	(409)
From net realized gains	(236,089)	—

Total distributions	(236,089)	(409)

Capital Transactions
Proceeds from shares sold	5,347,922	1,019,925
Reinvestment of distributions	233,331	409
Amount paid for shares redeemed	(4,311,653)	(105,228)

Net increase in net assets resulting from capital transactions	1,269,600	915,106

Total Increase in Net Assets	267,800	2,481,709

Net Assets
Beginning of period	5,179,107	2,697,398

End of period	$5,446,907	$5,179,107

Accumulated undistributed net investment loss included in net assets at end of period	$(50,350)	$(30,446)

Share Transactions
Shares sold	319,947	76,465
Shares issued in reinvestment of distributions	15,628	38
Shares redeemed	(281,388)	(7,444)

Net increase in shares outstanding	54,187	69,059

See accompanying notes which are an integral part of these financial statements.

13

1492 SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Period Ended November 30, 2012(a)
Selected Per Share Data
Net asset value, beginning of period	$15.98		$10.57	$10.00

Income from investment operations:
Net investment income (loss)	(0.13)		(0.09)	(0.08	)(b)
Net realized and unrealized gains (losses)	(0.73)		5.50	0.65	(c)

Total income (loss) from investment operations	(0.86)		5.41	0.57

Less distributions to shareholders:
From net investment income	—		— (d)	—
From net realized gain	(0.72)		—	—

Total distributions	(0.72)		—	—

Net asset value, end of period	$14.40		$15.98	$10.57

Total Return(e)	(5.56)%		51.21%	5.70	%(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$5,447		$5,179	$2,697
Ratio of expenses to average net assets	1.12	%(g)	1.10%	1.10	%(h)
Ratio of expenses to average net assets before waiver & reimbursement by Adviser	3.83%		6.07%	13.85	%(h)
Ratio of net investment loss to average net assets	(0.78)%		(0.78)%	(0.83	)%(h)
Portfolio turnover rate	176%		104%	106	%(f)

(a)	For the period December 29, 2011 (commencement of operations) through November 30, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Distributions from net investment income resulted in less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not Annualized.
(g)	Includes overdraft expense of 0.02%.
(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

14

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2014

NOTE 1. ORGANIZATION

The 1492 Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 27, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 29, 2011. The Fund’s investment adviser is 1492 Capital Management, LLC (the “Adviser”). The investment objective is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial statement purposes. The Long Term Highest Cost method (or specific identification) is used for determining gains or losses for financial statements and income tax purposes. The Long Term Highest Cost method assumes that, when a security is sold, the tax lot with the highest cost and qualifying for long term capital gain (loss) treatment is sold first. If no tax lots for a security sold qualify for long term capital gain (loss) treatment, then the Fund will default to clearing the highest cost tax lot with short term capital gain (loss) characteristics. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the year ended November 30, 2014, no redemption fees were collected.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended

16

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

November 30, 2014, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) from Investments
$(34,350)	$34,501	$(151)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

17

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

18

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$4,977,731	$—	$—	$4,977,731
Exchange-Traded Funds	169,373	—	—	169,373
Money Market Securities	330,489	—	—	330,489
Total	$5,477,593	$—	$—	$5,477,593

*	Refer to Schedule of Investments for industry classifications

19

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between fair value hierarchy levels during the year ended November 30, 2014.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the year ended November 30, 2014, the Adviser earned fees of $69,956 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses so that total annual fund operating expenses do not exceed 1.10% of net assets. The contractual agreement with respect to the Fund is in effect through March 31, 2015. For the year ended November 30, 2014, the Adviser waived fees and reimbursed expenses in the amount of $189,225. At November 30, 2014, the Adviser owed the Fund $12,604.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2014 are as follows:

Amount	Recoverable through November 30,
$201,074	2015
191,337	2016
189,225	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

20

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended November 30, 2014, fees for administrative, transfer agent, fund accounting services, and Custodian expenses and the amounts due to HASI at November 30, 2014 were as follows:

Administration expenses	$35,000
Transfer agent expenses	$45,903
Fund accounting expenses	$25,000
Custodian expenses	$6,072
Payable to HASI	$8,988
Payable to custodian	$1,459

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the year ended November 30, 2014. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	12,526,809
Sales
U.S. Government Obligations	—
Other	$11,547,351

21

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2014, Virginia P. Wright, directly and indirectly, owned cumulatively 58.17% of the Fund. As a result, Virginia P. Wright may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2014, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$516,023
Gross (Depreciation)	(223,319)

Net Appreciation (Depreciation) on Investments	$292,704

At November 30, 2014, the aggregate cost of securities for federal income tax purposes was $5,184,889.

The tax character of distributions paid during the year ended November 30, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$—	$409
Long-term Capital Gain	236,089	—

Total distributions paid	$236,089	$409

22

1492 SMALL CAP GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

At November 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$291,837
Qualified late-year ordinary losses*	(56,555)
Unrealized appreciation (depreciation)	292,704

$527,986

At November 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales amounting to $80,273.

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2014, that would merit recognition or disclosure in the financial statements. Based on this evaluation, on December 17, 2014, the Fund paid a long-term capital gain distribution of $0.696404 per share to shareholders of record.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1492 Small Cap Growth Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1492 Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1492 Small Cap Growth Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2015

24

1492 SMALL CAP GROWTH FUND

TRUSTEES AND OFFICERS – (Unaudited)

November 30, 2014

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

25

1492 SMALL CAP GROWTH FUND

TRUSTEES AND OFFICERS – (continued)

November 30, 2014

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a non-depository trust company, since 2008; Advisors Charitable Gift Fund, a donor advised fund, since May 2005; Northeast Retirement Services, Inc., a provider of custom transfer agency and plan accounting services for retirement plans, nonprofits and investment managers, since February 2003; and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

26

1492 SMALL CAP GROWTH FUND

TRUSTEES AND OFFICERS – (continued)

November 30, 2014

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present (on leave)	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 15 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

27

1492 SMALL CAP GROWTH FUND

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2014

The 1492 Small Cap Growth Fund (the “1492 Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the 1492 Fund and, as required by law, determines annually whether to approve the continuance of the 1492 Fund’s management agreement with its investment adviser, 1492 Capital Management, LLC (“1492”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or 1492, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 14, 2014 via teleconference to consider the renewal of the management agreement between the Trust and 1492 on behalf of the 1492 Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to 1492 requesting information that the Board likely would consider in renewing the management agreement, and 1492’s responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) 1492’s commentary discussing the 1492 Fund’s performance, factors affecting this performance, and why the performance varied from that of the 1492 Fund’s benchmark; (d) a schedule of the 1492 Fund’s investments as of August 31, 2014; (e) a memorandum prepared by the Administrator comparing the 1492 Fund’s performance returns to the returns of the 1492 Fund’s benchmark, Morningstar Category Average, and peer group for the year-to-date, three-month, and one-year periods ended August 31, 2014; comparing the 1492 Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other 1492 Fund performance and volatility information as reported by Morningstar; (f) a profitability analysis prepared by 1492 with respect to the 1492 Fund; (g) a soft dollar report for the 1492 Fund prepared by 1492; (h) 1492’s balance sheet dated December 31, 2013 and profit & loss statement for the 2013 calendar year; (i) a copy of the current management agreement and expense cap limitation agreement between the Trust and 1492 on behalf of the 1492 Fund; and (j) a report from the Trust’s Chief Compliance Officer summarizing his review of 1492’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of 1492, including two of 1492’s Managing Members, one of who serves as the 1492 Fund’s Portfolio Manager, and 1492’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on November 9 and 10, 2014, the Trustees approved the continuation of the Trust’s management agreement with 1492 on behalf of the 1492 Fund for an additional year. The Trustees’ approval of the 1492 Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

28

1492 SMALL CAP GROWTH FUND

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2014

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed 1492’s responses regarding the resources provided to the 1492 Fund and considered the adequacy of these resources in light of the desired growth in the level of the 1492 Fund’s assets. The Trustees noted the recent departure of a co-Portfolio Manager of the 1492 Fund, and considered their discussion with 1492 regarding the impact of this co-Portfolio Manager’s departure to the 1492 Fund. The Trustees recalled 1492’s explanation that, even before this co-Portfolio Manager’s departure, the 1492 Fund’s remaining Portfolio Manager had been in charge of all final investment decisions and, at his prior firm, had operated as the sole manager of other portfolios. The Trustees also considered 1492’s representation that 1492 divides economic sectors among its team members as part of its thematic investment strategy, and that the sectors assigned to the departing co-Portfolio Manager would be reassigned to the remaining 1492 team members.

The Trustees determined that 1492’s resources appear adequate in light of the size of the 1492 Fund and the complexity of its investment strategy, and specifically noted that 1492 continues to provide the services and support of various administrative and professional staff, including its lead portfolio manager and a chief compliance officer. The Trustees also noted 1492’s representation that it maintains professional liability insurance coverage.

(b)	Fund Performance – The Trustees next considered the 1492 Fund’s performance and reviewed materials provided by 1492 and the Administrator with respect to this performance. The Trustees noted that the 1492 Fund had underperformed its benchmark, the Russell 2000 Growth Index (the “Index”), and the average and median performance of its peer group over the three-month, year-to-date, and one-year periods ended August 31, 2014. The Trustees considered 1492’s explanation that, over the past six months, much of the 1492’s Fund’s relative underperformance is the result of its overweight positions in smaller issuers included in the Index, as smaller issuers underperformed the Index as a whole. The Trustee’s also noted 1492’s explanation that the 1492 Fund’s positions in energy companies also hurt relative performance, as recent low gas prices have negatively impacted valuations in this sector. The Trustees also observed that the Fund had significantly outperformed the Index in 2013.

The Trustees also considered information provided by 1492 regarding composite performance of separate accounts managed by 1492 using its small cap growth investment strategy. The Trustees noted that the composite’s net returns slightly outperformed the returns of the 1492 Fund for the year-to-date and one-year periods ended August 31, 2014. The Trustees considered 1492’s representation that much of the reason the 1492 Fund’s returns trailed the returns of the composite is because of the 1492 Fund’s cash flows.

(c)

Fee Rate and Profitability – The Trustees considered that, while the 1492 Fund’s gross management fee is above the peer group average and median, its net advisory fee (after fee waivers/expense reimbursements) is the third lowest in its eleven-fund peer group as a result of 1492’s obligation to cap the 1492 Fund’s

29

1492 SMALL CAP GROWTH FUND

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2014

expenses through March 31, 2015. The Trustees also observed that the 1492 Fund’s total net expense ratio is below that of the peer group average and median. The Trustees considered 1492’s representation that the management fee it charges small cap growth separate accounts is the same as the management fee charged to the 1492 Fund.

The Trustees reviewed other potential benefits that 1492 may receive in connection with its management of the 1492 Fund. These benefits include third-party research obtained using soft dollars generated by certain 1492 Fund transactions, which may be used to benefit the 1492 Fund along with other 1492 advisory clients. The Trustees noted that 1492 directs the 1492 Fund’s brokerage transactions to brokers who provide access to such research services, and considered 1492’s representation that these soft dollar products and services benefit all of its advisory clients, including the 1492 Fund.

The Trustees also considered the profitability analysis prepared by 1492, which indicated that whether or not marketing expenses for the 1492 Fund are taken into account, 1492 is not earning a profit as a result of managing the 1492 Fund.

(d)	Economies of Scale – In determining the reasonableness of the advisory fee, the Trustees also considered whether economies of scale will be realized by 1492 as the 1492 Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees considered that the 1492 Fund is still relatively small, and that 1492 is not currently making a profit as a result of its relationship with the Fund. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances–e.g., the growth of the 1492 Fund – may render it appropriate to do so.

*        *        *         *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and 1492 on behalf of the 1492 Fund for an additional year.

30

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2014 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2014, the Fund designated $236,240 as long-term capital gain distributions.

31

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 571-1492 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by calling the Fund at (877) 571-1492 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John	C. Swhear, President
Joseph	L. Rezabek, Senior Vice President
Zachary	P. Richmond, Chief Financial Officer and Treasurer
Lynn	E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

1492 Capital Management LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

www.1492Funds.com

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

32

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

33

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2014	$12,500
	FY 2013	$24,000

Roosevelt Multi-Cap Fund:	FY 2014	$13,000
	FY 2013	$13,000

Auer Growth Fund:	FY 2014	$13,500
	FY 2013	$13,500

1492 Small Cap Growth Fund:	FY 2014	$12,500
	FY 2013	$12,500

(b)	Audit-Related Fees

	Registrant

Symons Value Institutional Fund:		FY 2014	$0
		FY 2013	$0

Roosevelt Multi-Cap Fund:		FY 2014	$0
		FY 2013	$0

Auer Growth Fund:		FY 2014	$0
		FY 2013	$0

1492 Small Cap Growth Fund:		FY 2014	$0
		FY 2013	$0

(c)	Tax Fees

	Registrant

Symons Value Institutional Fund:		FY 2014	$5,000
		FY 2013	$5,000

Roosevelt Multi-Cap Fund:		FY 2013	$2,500
		FY 2013	$2,500

Auer Growth Fund:		FY 2014	$2,500
		FY 2013	$2,500

1492 Small Cap Growth Fund:		FY 2014	$2,500
		FY 2013	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

	Registrant

Symons Value Institutional Fund:		FY 2014	$0
		FY 2013	$0

Roosevelt Multi-Cap Fund:		FY 2014	$0
		FY 2013	$0

Auer Growth Fund:		FY 2014	$0
		FY 2013	$0

1492 Small Cap Growth Fund:		FY 2014	$0
		FY 2013	$0

Nature of the fees: Not applicable

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2014	$0	$0
FY 2013	$0	$5,000

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	1/27/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	1/27/2015

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/27/2015